SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant
☒
Filed by a party other than the Registrant   ☐

Check the appropriate box:
☒	Preliminary proxy statement
☐	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

724 Solutions Inc.
 (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction.

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials:

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:_________________________________________________________________________________

724 SOLUTIONS INC.

1221 State Street, Suite 200
Santa Barbara, CA
93101

Notice of Annual and Special Meeting of Shareholders

                    NOTICE is hereby given that the Annual and Special Meeting of Shareholders of 724 SOLUTIONS INC. (“we”, “us” or the “Corporation”) will be held at the Fess Parker’s Double Tree Hotel, 633 East Cabrillo Boulevard, Santa Barbara, CA 93103, on Thursday, April 28, 2005 at 9:00 a.m. (PST), for the following purposes:

1.

to receive the Annual Report of the Corporation, the financial statements of the Corporation contained therein as at and for the year ended December 31, 2004 and the report of the auditors thereon (without any action by the Corporation’s shareholders being required or proposed to be taken);

2.	to elect directors to hold office until the next annual meeting of shareholders or until their respective successors are elected or appointed;

3.	to appoint KPMG LLP as our independent auditors for fiscal 2005;

4.

to consider and, if deemed advisable, pass, with or without variation, a resolution renewing, ratifying, confirming and approving the shareholder rights plan adopted by our Board of Directors, as summarized in the accompanying Management Information Circular and Proxy Statement;

5.

to consider and, if deemed advisable, pass, with or without variation, a resolution approving the 2005 Stock Incentive Plan (the “2005 Plan”) adopted by our Board of Directors, including certain option grants made in December 2004, as summarized in the accompanying Management Information Circular and Proxy Statement; and

6.	to transact such further and other business as may properly come before the meeting or any adjournment or adjournments thereof.

                    A copy of our Annual Report to Shareholders, the Management Information Circular and Proxy Statement and a form of proxy accompany this Notice.

DATED at Toronto, this • day of March, 2005.

BY ORDER OF THE BOARD OF DIRECTORS

ERIC LOWY

General Counsel and Corporate Secretary

NOTE:  Shareholders who are unable to be present in person at the meeting are requested to fill in, date, sign and return, in the pre-paid envelope provided for that purpose, the form of proxy accompanying this Notice.  In order to be voted, proxies must be received by us, c/o Registrar and Transfer Agent, Computershare Investor Services Inc., 100 University Avenue, 11th Floor, Toronto, Ontario, M5J 2Y1, Attention: Stock Transfer Department, by no later than 9:00 a.m. (PST) on Tuesday, April 25, 2005 or, in the case of any adjournment of the meeting, by no later than 9:00 a.m. (PST) on the second business day immediately preceding the date of such adjourned meeting.

ii

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
RELATING TO THE
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 28, 2005

SOLICITATION OF PROXIES

                    This Management Information Circular and Proxy Statement is furnished in connection with the solicitation by management of 724 Solutions Inc. (“we”, “us” or the “Corporation”) of proxies to be used at the Annual and Special Meeting of Shareholders of the Corporation (the “Meeting”) to be held on April 28, 2005, at the time and place and for the purposes set forth in the Notice of Meeting accompanying this Management Information Circular and Proxy Statement and at any resumed meeting following any adjournment or adjournments thereof.  It is expected that the solicitation will be made primarily by mail.  Proxies may also be solicited personally by our directors, officers or employees at nominal cost.  We have retained the services of Georgeson Shareholder Communications Canada Inc. for a fee of approximately $26,800 to assist us in the solicitation of proxies from the shareholders of the Corporation for the Meeting. We may also retain, and pay a fee to, one or more other professional proxy solicitation firms to solicit proxies from our shareholders. The cost of the solicitation will be borne by the Corporation. The solicitation of proxies by this Management Information Circular and Proxy Statement is being made by or on behalf of our management.  This Management Information Circular and Proxy Statement and the accompanying form of proxy and Annual Report to Shareholders are expected to be first mailed to shareholders on or about March 31, 2005.

                    Unless otherwise indicated, information contained herein is given as of March 1, 2005 and all dollar amounts herein are stated in United States dollars.  Management knows of no matters to come before the Meeting other than the matters referred to in the accompanying Notice of Meeting.

APPOINTMENT AND REVOCATION OF PROXIES

                    The persons named in the enclosed form of proxy are our directors and/or officers.  A shareholder desiring to appoint some other person to attend, act and vote for him or her and on his or her behalf at the Meeting and at any adjournments thereof may do so either by inserting that person’s name in the blank space provided in the form of proxy or by completing another proper form of proxy.  Such other person need not be a shareholder of the Corporation.

                    The proxy must be signed by the shareholder, or by his or her attorney authorized in writing, as his or her name appears on our register of shareholders.  If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized.  A proxy also may be signed by the shareholder or duly authorized attorney by electronic signature (provided that such electronic signature permits reliable determination that the document was created or communicated by or on behalf of the shareholder or attorney, as the case may be).

                    To be valid, completed proxies must be delivered to us, c/o Computershare Investor Services Inc., our Registrar and Transfer Agent, at 100 University Avenue, 11th Floor, Toronto, Ontario, M5J 2Y1, Attention: Stock Transfer Department, or returning it by mail in the envelope provided for that purpose, in either case so that it is received by Computershare Investor Services Inc. at the above-noted office by no later than 9:00 a.m. (Pacific Standard time) on Tuesday, April 25, 2005, or, in the case of any adjournment of the Meeting, by no later than 9:00 a.m. (PST) on the second business day immediately preceding the date of such adjourned meeting.

Non-Registered Holders

                    Only registered holders of our common shares, or the persons they appoint as their proxies, are permitted to attend and vote at the meeting.  However, in many cases, our common shares are beneficially owned by a holder (a “Non-Registered Holder”) and registered either:

(ii)	in the name of a depository (such as The Canadian Depository for Securities Limited or “CDS”).

                    In accordance with applicable securities laws, we have distributed copies of the Notice of Meeting, this Management Information Circular and Proxy Statement and the form of proxy (collectively, the “meeting materials”) to CDS and intermediaries for distribution to Non-Registered Holders.

                    Intermediaries are required to forward meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Typically, intermediaries will use a service company (such as ADP Investor Communications (“ADP IC”)) to forward the meeting materials to Non-Registered Holders.  We are a “Participating Issuer” under ADP IC’s Electronic Delivery Procedures.  Non-Registered Holders who have enrolled in ADP IC’s Electronic Delivery Procedures (at www.investordeliverycanada.com) will have received from ADP IC an e-mail notification that these meeting materials are available electronically at our Web site, which notification includes a hyperlink to the page within our Web site where these meeting materials can be viewed.

                    Non-Registered Holders who have not waived the right to receive meeting materials will receive either a voting instruction form or, less frequently, a form of proxy.  The purpose of these forms is to permit Non-Registered Holders to direct the voting of the shares they beneficially own.  Non-Registered Holders should follow the procedures set out below, depending on which type of form they receive.

Voting Instruction Form.  In most cases, a Non-Registered Holder will receive, as part of the meeting materials,  a voting instruction form.  If the Non-Registered Holder does not wish to attend and vote at the Meeting in person (or have another person attend and vote on the holder’s behalf), the voting instruction form must be completed, signed and returned in accordance with the directions on the form.  Voting instruction forms sent by ADP IC in Canada permit the completion of the voting instruction form by telephone at 1-800-474-7493 or through the Internet at http://www.proxyvotecanada.com.  Voting instruction forms sent by ADP in the United States permit the completion of the voting instruction form by telephone at 1-800-454-8683 and internet at http://www.proxyvote.com. Non-Registered Holders who have enrolled in ADP IC’s Electronic Delivery Procedures will only be able to complete ADP IC’s voting instruction form through the Internet, at http://www.proxyvoting.com.  If a Non-Registered Holder wishes to attend and vote at the Meeting in person (or have another person attend and vote on the holder’s behalf), the Non-Registered Holder must complete, sign and return the voting instruction form in accordance with the directions provided and a form of proxy giving the right to attend and vote will be forwarded to the Non-Registered Holder.

Or

Form of Proxy.  Less frequently, a Non-Registered Holder will receive, as part of the meeting materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise not completed.  If the Non-Registered Holder does not wish to attend and vote at the Meeting in person (or have another person attend and vote on the holder’s behalf), the Non-Registered Holder must complete the form of proxy and deposit it with us, c/o Computershare Investor Services Inc., at 100 University Avenue, 11th Floor, Toronto, Ontario, M5J 2Y1, Attention: Stock Transfer Department, as described above.  If a Non-Registered Holder wishes to attend and vote at the Meeting in person (or have another person attend and vote on the holder’s behalf), the Non-Registered Holder must strike out the names of the persons named in the proxy and insert the Non-Registered Holder’s (or such other person’s) name in the blank space provided.

Non-Registered Holders should follow the instructions on the forms they receive and contact their intermediaries promptly if they need assistance.

Revocation

                    In addition to revocation in any other manner permitted by law, a proxy given in connection with this solicitation may be revoked by completing and signing a proxy bearing a later date and depositing it with Computershare Investment Services Inc., as described above, or by instrument in writing executed by the shareholder or by his or her attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized, or by electronic signature (provided that such electronic signature permits reliable determination that the document was created or communicated by or on behalf of the shareholder or attorney, as the case may be) and either:

(i)

deposited at or transmitted to, by telephonic or electronic means, our registered office at 20 York Mills Road, Suite 201, Toronto, Ontario, Canada, M2P 2C2 at any time up to and including the last business day preceding the day of the Meeting, or any resumed meeting following any adjournments thereof, at which the proxy is to be used; or

(ii)	deposited with or transmitted to, by telephonic or electronic means, the chairman of the Meeting on the day of the Meeting, or any resumed meeting following any adjournments thereof.

(iii)	Upon either of such deposits or transmittals, the proxy is revoked.

                    A Non-Registered Holder may revoke a voting instruction form or a waiver of the right to receive meeting materials and to vote given to an intermediary at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive materials and to vote that is not received by the intermediary at least seven days prior to the meeting.

EXERCISE OF DISCRETION BY PROXIES

                    The persons named in the enclosed form of proxy will vote or withhold from voting the shares in respect of which they are appointed on any ballot that may be called for in accordance with the direction of the shareholders appointing them and, if a shareholder specifies a choice with respect to any matter to be acted upon, the shares shall be voted accordingly.  In the absence of such direction, such shares will be voted FOR all of the matters referred to in items (1) to (5) in the accompanying form of proxy, all as stated under the appropriate headings in this Management Information Circular and Proxy Statement.

                    The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting.  As of the date of this Management Information Circular and Proxy Statement, our management knows of no such amendments, variations or other matters to come before the Meeting.  However, if any such amendments, variations or other matters not now known to our management should properly come before the Meeting, the shares represented by the proxies hereby solicited will be voted thereon in accordance with the best judgment of the person or persons voting such proxies.

FINANCIAL STATEMENTS AND AUDITORS’ REPORT

                    The Board of Directors will submit to the shareholders at the Meeting our consolidated financial statements for the year ended December 31, 2004, and the Auditors’ Report thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken.  A copy of these financial statements and the Auditors’ Report is included in our Annual Report to Shareholders, which is being mailed to our shareholders together with this Management Information Circular and Proxy Statement.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

                    Our authorized capital consists of an unlimited number of preference shares, issuable in series, and an unlimited number of common shares (“Common Shares”).  Our shareholders (“Shareholders”) are entitled to exercise one vote in respect of each Common Share held.  At all meetings of Shareholders, each Common Share entitles the registered holder thereof to one vote, which may be exercised in person or by proxy.  Shares represented at the Meeting in person or by proxy will be counted toward the existence of a quorum notwithstanding their abstention or non-vote on certain matters.  Abstentions and non-votes with respect to a particular proposal will not be counted toward the total number of votes cast, in determining whether the proposal receives the necessary approval.

                    As of March 1, 2005, we had outstanding 6,030,744 Common Shares.  In addition, we had $8 million principal amount of Notes (as defined below under “Interests of Insiders in material Transactions-Austin Ventures”), convertible into Common Shares at a conversion price of USD $3.07 (subject to adjustment).  No preference shares have been issued.

                    As of March 1, 2005, approximately 34 of the holders of record of our Common Shares had addresses in the U.S.  These holders owned 3,903,722 Common Shares, or approximately 65% of our total issued and outstanding Common Shares.

                    We have fixed March 16, 2005 as the record date (the “Record Date”) for Shareholders entitled to receive notice of the Meeting.  In accordance with the provisions of the CBCA, we have prepared a list of Shareholders as at the close of business on the Record Date.  In accordance with the voting rights attaching to the Common Shares, each Shareholder named in the list will be entitled to vote the shares shown opposite his or her name on the said list.  The failure of a Shareholder to receive the Notice of Meeting does not deprive him or her of the right to vote at the Meeting.

                    To the knowledge of our directors and officers, as at March 1, 2005, the only Shareholders beneficially owning, directly or indirectly, or exercising control or direction over more than 5% of the Common Shares are set forth in the Principal Shareholders Table below.  In addition, the table sets forth the beneficial ownership of each of our directors and each of our executive officers named in the Summary Compensation Table below who are still our executive officers, as well as all of our current directors and executive officers as a group.  Percentage ownership is based upon 6,030,744 Common Shares outstanding as of March 1, 2005.  For purposes of this table, the term “beneficial ownership” includes outstanding Common Shares, as well as Common Shares issuable upon exercise of vested options, and options that vest within 60 days of March 1, 2005.

Principal Shareholders Table

Name of Shareholder	Number of Common Shares	Percent of Class

Austin Ventures(1) (2)
300 West 6th Street, Suite 2300
Austin, Texas 78701	3,275,532	37	%(3)
John J. Sims (4)	130,972	2%
Glenn Barrett(5)	18,770	*
James D. Dixon(6)	7,650	*
Barry J. Reiter(7)	5,625	*
Joseph C. Aragona(8)
c/o Austin Ventures
300 West 6th Street, Suite 2300
Austin, TX 78701	3,279,282	37	%(9)
Alan Prenoveau(10)	7,693	*
Ian Giffen(11)	3,125	*
Elda Rudd(12)	12,000	*
John Elliott(13)	2,500	*
Benjamin L. Scott	-0	*
All directors and executive officers as a group (13 persons) (2) (14)	3,471,267	39%

Notes to Principal Shareholders Table:

* - Less than 1%

(1)

Includes shares that may be deemed to be beneficially held by Joseph Aragona, Kenneth DeAngelis, Jeffery Garvey, Ed Olkkola, John Thorton and Blaine Wesner.  Based upon a Schedule 13D and Form 4 filed with the SEC, the Common Shares indicated as beneficially owned by Austin Ventures represent:  (a) 465,942 Common Shares held by Austin Ventures VI, L.P. acquired in connection with our purchase of Tantau Software, Inc.; (b) 13,104 Common Shares held by Austin Ventures VI Affiliates Fund, L.P acquired in connection with our purchase of Tantau Software, Inc.; (c) 2,612 Common Shares held by Austin Ventures VI, L.P. acquired in connection with the repayment of interest on the Notes; (d) 73 Common Shares held by Austin Ventures VI Affiliates Fund, L.P. acquired in connection with the repayment of interest on the Notes; and (e) 30,864 Common Shares held by Austin Ventures VIII, L.P. acquired in connection with the repayment of interest on the Notes.  The general partners of AV Partners VI, L.P. are Joseph Aragona, Kenneth DeAngelis, Jeffery Garvey, Ed Olkkola, John Thorton and Blaine Wesner, who may be deemed to have shared power to vote these shares.  Each general partner disclaims beneficial ownership of the Common Shares held by the Austin Ventures Funds except to the extent of his respective pecuniary interest therein.  In addition to these shares:  Mr. DeAngelis and DeAngelis, Ltd. (a limited partnership under the control of Mr. DeAngelis) own an additional 116 Common Shares; Mr. Garvey owns an additional 50 Common Shares; Mr. Olkkola and Rock Harbor (an entity controlled by Mr. Olkkola) own an additional 61 Common Shares; and Mr. Wesner owns an additional 106 Common Shares.

(2)

Includes an aggregate of 2,762,937 Common Shares issuable to Austin Ventures VI, L.P., Austin Ventures VI Affiliates Fund, L.P., and Austin Ventures VIII, L.P. upon the conversion of $8,000,000 aggregate principal amount of Notes and $482,217 accrued interest thereon at March 1, 2005.

(3)

Based  upon 8,793,681 Common Shares outstanding as of  March 1, 2005, which includes  2,762,937 Common Shares which may be issued upon conversion of $8,000,000 aggregate principal amount of Notes and $482,217  of accrued interest thereon at March 1, 2005.

(4)	Includes 50,750 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2005.
(5)	Includes 18,750 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2005.
(6)	Includes 7,150 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2005.
(7)	Includes 5,625 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2005.
(8)

Includes 3,750 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2005.  The 3,275,532 Common Shares held by Austin Ventures may be deemed to be beneficially owned by Mr. Aragona due to his affiliation with these funds; however, Mr. Aragona disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(9)

Based  upon 8,793,681 Common Shares outstanding as of  March 1, 2005, which includes 2,762,937  Common Shares which may be issued upon conversion of $8,000,000 aggregate principal amount of Notes and $482,217  of accrued interest thereon at March 1, 2005.

(10)	Includes 7,693 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2005.
(11)	Includes 3,125 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2005.
(12)	Includes 12,000 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2005.
(13)	Includes an aggregate of 2,500 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2005.
(14)	Includes an aggregate of 114,993 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2005.

ELECTION OF DIRECTORS

                    At the date of this Management Information Circular and Proxy Statement, our Articles provide for a flexible number of directors, subject to a minimum of three and a maximum of 20.  The number of directors within this range is to be determined by the Board of Directors from time to time.  On December 5, 2004, the Board of Directors accepted Terry Kramer’s resignation as director.  As such, we currently have six directors whose terms of office all expire at the Meeting, subject to the provisions of the CBCA.

                    The Governance, Nomination, Human Resources and Compensation Committee has examined our governance processes and has determined that our Board of Directors should consist of six members.  The Board of Directors has fixed the number of directors at six.

                    The proposed nominees are all now members of the Board of Directors and have been so since the dates indicated. Each of these nominees has been recommended by the Governance, Nomination, Human Resources and Compensation Committee and the Board of Directors for election by the Shareholders.

                    Proxies conferring authority to vote for the election of those individuals to be nominated by management, and whose names are set forth in the table below,  will be voted FOR the election of all of the proposed nominees in the absence of directions from the Shareholders granting such proxies to withhold from voting for one or more proposed nominee(s).  Proxies cannot be voted for a greater number of persons than the number of nominees named.  Management does not contemplate that any of the proposed nominees will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the form of proxy accompanying this Management Information Circular and Proxy Statement confers on the persons named in the proxy the right to vote for another nominee in their discretion.  In the election of directors, the six nominees receiving the highest number of affirmative votes in respect of the Common Shares present, or represented and voting (in person or by proxy) on the election of directors at the Meeting, shall be elected as directors.  Each director will hold office until the next annual election of directors or until his or her successor is elected, unless his or her office is earlier vacated.

                    The table below sets forth the name of each person proposed to be nominated for election to the Board of Directors at the Meeting, all positions and offices of the Corporation currently held by him or her, whether the Board of Directors considers him or her to be independent under applicable Nasdaq rules, his or her principal occupation or employment at present and for at least the five preceding years and the number of Common Shares beneficially owned, or over which control or direction is exercised, as of March 1, 2005.

Directors Table

Name, Age, Residence, Positions with the Corporation and Independence Determination	Principal Occupation	Director Since:	Common Shares Beneficially Owned or Over Which Control or Direction is Exercised(1)

J. IAN GIFFEN, 47, Unionville, Ontario, Canada Chairman and Director Chairman of Audit Committee Member of Governance, Nomination, Human Resources and Compensation Committee Independent

Mr. Giffen has been a Director of the Corporation since February 2003 and Chairman of the Board of Directors since March 2004. Since 1996, Mr. Giffen has been an advisor/director to software companies and technology investment funds.  From January 1992 to January 1996, Mr. Giffen was Vice President and Chief Financial Officer at Alias Research, a developer of 3D graphics software that was sold to Silicon Graphics Inc.  Mr. Giffen is currently a director of Macromedia Inc. (a developer of Internet development software), a director of Financial Models Inc. (a provider of investment management systems), a director of MKS Inc. (a provider of enterprise software configuration management), a director of Sierra Systems Inc. (an IT services company), a director of The Descartes Systems Group Inc. (a provider of software and network-based solutions for logistics management), a director of Strategic Vista Inc. (a provider of technology for security and surveillance), and a director/advisor to a number of other private companies.  Mr. Giffen is a Chartered Accountant and has a bachelor of arts degree in business administration from the University of Strathclyde in Glasgow.

		February 7, 2003	-

JOHN J. SIMS, 49, Santa Barbara, California, U.S.A. Chief Executive Officer and Director Not Independent

Our Chief Executive Officer since January 2001, when we merged with TANTAU Software, Inc..  Mr. Sims, TANTAU’s co-founder, served as its President and Chief Executive Officer since its inception in February 1999. Prior to TANTAU’s founding,Mr. Sims served as Chief Operating Officer of SCC Communications Corp. (a U.S. telecommunications support service company).  From November 1985 until November 1995, Mr. Sims served in several management positions at Tandem Computers (a developer of computer systems), including Vice President and General Manager of Tandem’s worldwide telecommunications business.  Mr. Sims also served in various financial and general management positions with the Burroughs Corporation (a manufacturer of computer and related equipment) from June 1977 until November 1985.  Mr. Sims holds an accounting degree from the University of Glasgow, Scotland.

		January 17, 2001	130,972

JAMES D. DIXON, 61, Atlanta, Georgia, U.S.A. Director Member of Audit Committee Independent	Mr. Dixon was President of bankofamerica.com from February 2000 until January 2002. Mr. Dixon previously served as Group Executive of Bank of America Technology and Operations between September 1998 and February 2000. From 1991 until the merger of NationsBank Corporation and Bank America Corporation, Mr. Dixon served as President of NationsBank Services, Inc. Prior to that, he served as Chief Financial Officer of C&S/Sovran Corporation (a predecessor to NationsBank).	July 7, 1999	7,650

BARRY J. REITER(2), 56, Toronto, Ontario, Canada Director Member of Governance, Nomination, Human Resources and Compensation Committee Independent

Chairman of the Technology Group and a member of the Executive Committee at Torys LLP (an international law firm with offices in New York and Toronto).  Mr. Reiter is also a director of Alliance Atlantis Communications Inc. (a broadcaster, creator and distributor of filmed entertainment), Eco Waste Solutions Inc. (a manufacturer of eco-friendly waste oxidizer systems), RBC Technology Ventures Inc. (a Canadian venture group), Binscarth PVC Ventures Inc. (a capital pool company), Park Avenue Investment Corporation (a capital pool company), SkyPower Corporation (a developer of and investor, in renewable energy businesses) and Avotus Corporation (a communications infrastructure management company).  Prior to joining Torys in 1982, Mr. Reiter was a law professor at the Faculty of Law, University of Toronto.

		May 31, 2000	-

Name, Age, Residence, Positions with the Corporation and Independence Determination	Principal Occupation	Director Since:	Common Shares Beneficially Owned or Over Which Control or Direction is Exercised(1)

JOSEPH C. ARAGONA(3) (4), 48, Austin, Texas, U.S.A. Director	Served on TANTAU Software, Inc.’s Board of Directors from April 1999 until our acquisition of TANTAU in January 2001. Mr. Aragona is a General Partner of Austin Ventures (a U.S. venture capital firm), which he joined in 1982. Mr. Aragona has a BA in Economics from Harvard University and an MBA degree from the Harvard University School of Business Administration.	January 17, 2001	3,279,282

BENJAMIN L. SCOTT(4), 54, Austin, Texas, U.S.A. Director Member of Audit Committee Independent

Since May 2002, Mr. Scott has served as a Venture Partner with Austin Ventures, a venture capital firm located in Austin, Texas. Between January 2000 and May 2002, Mr. Scott was a partner with Quadrant Management, an investment firm. From October 1997 to November 1999, Mr. Scott served as the Chairman and Chief Executive Officer of IXC Communications. Mr. Scott has served as a senior executive of AT&T, PrimeCo and Bell Atlantic. Mr. Scott also serves on the board of directors of several private companies and holds a B.S. in psychology from Virginia Polytechnic Institute and State University.

		July 28, 2004

Notes:

(1)	The information as to Common Shares beneficially owned or controlled, not being within the knowledge of the Corporation, has been furnished by the proposed nominees.

(2)

Barry Reiter was a director of LAVA Systems Inc. In 1999, LAVA’s common shares were the subject of a cease trade order for a period exceeding 30 consecutive days, which is currently in effect. In addition, in that year LAVA had a receiver appointed to hold and dispose of its assets. Mr. Reiter was also a director of Battery Technologies Inc. (“BTI”).  BTI declared bankruptcy in 2003.

(3)	Mr. Aragona may be deemed to be the beneficial holder of 3,279,282 Common Shares held by Austin Ventures due to his affiliation with these funds. See “Principal Shareholders Table”.

(4)

As part of the $8 million financing transactions in May and June 2004 between Austin Ventures VI, L.P, Austin Ventures VI Affiliates Fund, L.P., and Austin Ventures VIII, L.P. (collectively, “Austin Ventures”) and us, we agreed to increase our Board of Directors to seven directors, appoint a nominee of Austin Ventures to the Board of Directors and to include two nominees of Austin Ventures in any slate of directors submitted to shareholders for approval. In July 2004, we appointed Mr. Scott to the Board of Directors as Austin Venture’s nominee and Mr. Scott and Mr. Aragona are hereby included in the present slate of directors as nominees of Austin Ventures.

Governance, Nomination, Human Resources and Compensation Committee Interlocks and Insider Participation.

                    Mr. Reiter and Mr. Giffen served as members of the Governance, Nomination, Human Resources and Compensation Committee of the board of directors during the year ended December 31, 2004.  No member of the Governance, Nomination, Human Resources and Compensation Committee was at any time during the year ended December 31, 2004 or at any other time our officer or employee.  Please see “Interests of Insiders in Material Transactions-Torys LLP” regarding certain relationships relating to Mr. Reiter, a member of our Governance, Nomination, Human Resources and Compensation Committee.

                    During the year ended December 31, 2004, none of our executive officers served as a member of the board of directors, the compensation committee, or any similar committee of another entity, one of whose executive officers served on our Board of Directors, Governance, Nomination, Human Resources and Compensation Committee or Stock Option Committee.

Share Ownership

                    The Board of Directors believes that directors can more effectively represent the interests of shareholders if they have a meaningful investment in our Common Shares, either directly or through vested options. As a result, in January 2004, the Board of Directors adopted share ownership guidelines whereby directors are required to invest a certain amount in the Corporation.

                    Under the current guidelines, within three years of the later of (i) being elected or appointed to the Board of Directors or (ii) the implementation of the share ownership guidelines, each director (other than Joseph Aragona) must acquire and hold Common Shares of the Corporation having a value equal to three times the board member annual retainer amount (currently, $20,000). Vested options are counted toward this ownership requirement at the value of their exercise price. Based on the number of Common Shares and options currently held by our directors, we expect that all of our directors will meet the share ownership guidelines by December 2005 (assuming the 2005 Plan is approved at the Meeting and there are no intervening dispositions of shares by them). In light of Mr. Aragona’s affiliation with Austin Ventures, the Board of Directors has determined that the share ownership guidelines should not apply to Mr. Aragona because his interests are already adequately aligned with those of our other shareholders.  In 2004, Mr. Aragona declined to accept options from the Corporation and he is not eligible to receive awards under the 2005 Plan.

EXECUTIVE OFFICERS

                    The following sets forth information about our executive officers:

                    John J. Sims.  Mr. Sims, 49, has served as our Chief Executive Officer since January 2001.  For information regarding Mr. Sims’ background, please see “Election of Directors - Directors Table” above.

                    Glenn Barrett.  Mr. Barrett, 43, is currently our Chief Financial Officer and Senior Vice President, Corporate Services.  Mr. Barrett joined us in June 2000 as our Vice President, Reporting and Control.  Prior to that time, Mr. Barrett spent more than ten years working for Canadian Tire Corporation, during which time he held a number of positions.  Mr. Barrett is a Chartered Accountant and holds a Bachelor of Commerce from the University of Toronto.

                    Eric Lowy.  Mr. Lowy, 36, is currently our General Counsel and Corporate Secretary.Mr. Lowy joined us in May 2002 and served as a director of the Corporation between October 2002 and February 2003.  Prior to joining the Corporation, Mr. Lowy practiced law at Stikeman Elliott in Toronto for the periods between January 1994 and June 1998, and again between August 2000 and May 2002, and served as legal counsel to Rogers Communications Inc. in between.

                    Michael Luna.  Mr. Luna, 44, is currently our Chief Technology Officer. He joined us in October 2004.  Between January 1999 and October 2004, Mr. Luna held a number of senior positions at Openwave Systems Inc. (formerly Phone.com and Unwired Planet), most recently as its Vice President

Consulting Engineering in the Market Development Group and CTO office.  Prior to that time, Mr. Luna served as a senior member of the technical staff at AT&T Wireless Services and SBC Technology Resources, Inc.

                    Alan Prenoveau.Mr. Prenoveau, 54, is currently our Senior Vice President, MNO Consulting & Delivery Services. Mr. Prenoveau joined TANTAU in November 2000.  Between November 1998 and November 2000, Mr. Prenoveau was General Manager of an Internet start-up focused on providing a fully-hosted e-commerce offering.  In the thirteen years prior to that, he spent five years in various senior management positions in the consulting services division of IBM’s Lotus software products division and eight years in management positions within a variety of GE businesses.  Mr. Prenoveau holds a Masters of Business Administration from Xavier University and a Bachelor of Science with a major in Computer and Information Science from Ohio State University.

                    Elda Rudd. Ms. Rudd, 36, is currently our Vice President, Marketing.She joined us in November 2002.  Prior to that time, Ms. Rudd was President & Co-founder of TCS Inc, a low voltage contractor and consultancy.  Between November 2000 and July 2002, Ms. Rudd was Vice-President of Marketing for Westwave Communications, a telecom soft-switch company, and between November 1993 and October 2000, she worked at Nortel Networks in various Engineering and Marketing Management roles in its wireless internet division.  Ms. Rudd holds a Masters of Business Administration from Florida Atlantic University and a Bachelor of Science with a major in Industrial Engineering from University of Miami.

                    Tamara Steffens.Ms. Steffens, 41, is currently our Senior Vice President, Sales. Ms. Steffens joined us in July 2004. Prior to that time, Ms. Steffens was Vice President, Carrier Sales, for Boingo Wireless, Inc., a provider of software and services for mobile Wi-Fi communication systems. Between November 2000 and December 2002, Ms. Steffens was Vice President, Sales for Openwave Systems, Inc., a provider of software and services for mobile data communications, formed by a merger of Software.com and Phone.com. Between June 1998 and the merger in November 2000, Ms. Steffens was Director of Sales at Software.com, a provider of mobile messaging solutions. Ms. Steffens holds a Bachelor of Business Administration with a major in Finance from Michigan State University.

                    John Elliott.Mr. Elliott, 36, is currently our Vice President, Product Management. Mr. Elliott joined us in September 2003. Between September 2000 and September 2003, Mr. Elliott held a number of senior positions at Openwave Systems Inc. (formerly Phone.com and Unwired Planet), most recently as its Director of Product Management. Mr. Elliott holds a Bachelor of Science in Electrical Engineering from Colorado State University.

EXECUTIVE COMPENSATION

                    The tables and narrative below present information about our “Named Executive Officers”, consisting of our Chief Executive Officer, our four highest paid executive officers (including our Chief Financial Officer) whose total salary and bonus exceeded $100,000 for the year ended December 31, 2004 as required by applicable Canadian rules, and to any person who would have been one of the four highest paid executive officers had they continued to serve in that capacity as of December 31, 2004.

Summary Compensation Table

                    The following table sets forth the remuneration paid to our Named Executive Officers.  As indicated above, unless otherwise indicated, all monetary figures in this Management Information Circular and Proxy Statement are stated in US dollars, being our functional currency.

		Annual Compensation					Long Term Compensation Awards

Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compensation ($)		Securities Issuable Under Options Granted (#)		All Other Compensation ($)

John J. Sims, Chief Executive Officer	2004	330,000		—	—		159,500	(1)	—
	2003	330,000		—	—		23,000		91,176	(2)
	2002	315,000		—	150,000	(3)	60,000		—
Glenn Barrett, Chief Financial Officer and Senior Vice President, Corporate Services	2004	210,000		—	—		117,000	(4)	—
	2003	210,000		—	—		6,000		—
	2002	185,602	(5)	—	—		30,000		—
Alan Prenoveau, Senior Vice President, MNO Consulting & Delivery Services	2004	211,315	(7)	—	—		45,000	(6)	—
	2003	207,402	(8)	—	—		6,000
	2002	336,605	(9)	—	—		8,000		—
Elda Rudd, Vice President, Marketing	2004	175,000		20,000	—		30,000	(10)	—
	2003	175,000		20,000	—		6,000		74,820	(11)
	2002	28,628	(12)	4,200	—		—		—
John Elliott, Vice President, Product Management	2004	175,000		—	—		45,000	(13)	—
	2003	55,064	(14)	—	—		10,000		—
	2002	—		—	—		—		—
Gregory P. Gassman, Senior Vice President, Worldwide Sales	2004	135,837	(15)	—	—		—		149,971	(16)
	2003	259,126	(17)	—	—		6,000		—
	2002	278,876	(18)	—	—		30,000		—
Russel J. Green, Vice President, Development	2004	141,951	(19)	16,294	—		—		—
	2003	198,723		38,650	—		6,000		—
	2002	159,125		—	—		10,000		—

Notes:

(1)	Includes 125,000 options granted on December 6, 2004 that are conditional upon shareholder approval of the 2005 Plan at the Meeting.

(2)

Mr. Sims received a one-time payment of $91,176 in order to reimburse him for certain costs and expenses incurred by him in connection with the closure of our offices in Austin, Texas and the relocation of those offices to Santa Barbara, California.

(3)

Mr. Sims received $150,000 as a temporary salary adjustment in order to compensate him for the unusual amount of travel that was required of him that year precipitated by the closure of our office in Austin, TX.  This adjustment was discontinued on December 31, 2002.

(4)	Includes 57,000 options granted on December 6, 2004 that are conditional upon shareholder approval of the 2005 Plan at the Meeting.

(5)	Mr. Barrett received an annual salary of CDN$269,750 (approximately $177,469) from January 1, 2002 to September 30, 2002 and $210,000 for the balance of the year.

(6)	Includes 30,000 options granted on December 6, 2004 that are conditional upon shareholder approval of the 2005 Plan at the Meeting.

(7)	In 2004, Mr. Prenoveau received an annual base salary of $180,000 and $31,315 of sales commissions.

(8)	In 2003, Mr. Prenoveau received an annual base salary of $180,000 and $27,402 of sales commissions.

(9)

As Vice President MNO Consulting & Delivery Services, Mr. Prenoveau received an annual base salary of $170,000 until September 30, 2002 and, following his promotion to Senior Vice President of MNO Consulting and Delivery Services, $180,000 for the balance of 2002. He also received $164,105 of sales commissions in 2002.

(10)	Includes 20,000 options granted on December 6, 2004 that are conditional upon shareholder approval of the 2005 Plan at the Meeting.

(11)	Ms. Rudd received a one-time payment of $74,820 in order to reimburse her for certain costs and expenses incurred by her in connection with her relocation to our offices in Santa Barbara, California.

(12)	Ms. Rudd commenced her employment with us on November 4, 2002. Ms. Rudd’s annual salary was $175,000 in 2002.

(13)	Includes 35,000 options granted on December 6, 2004 that are conditional upon shareholder approval of the 2005 Plan at the Meeting.

(14)	Mr. Elliott commenced his employment with us on September 8, 2003. Mr. Elliott’s annual salary was $175,000 in 2003.

(15)	Mr. Gassman served as our Senior Vice President, Worldwide Sales until March 31, 2004. Mr. Gassman’s annual base salary was $195,000 in 2004. He also received $87,087 of sales commissions in 2004.

(16)	Mr. Gassman received a payment of $149,971 in April 2004 in connection with the termination of his employment.

(17)	In 2003, Mr. Gassman received an annual base salary of $195,000 and $64,126 of sales commissions.

(18)

As our Vice President of Americas Sales, Mr. Gassman received an annual salary of $175,000 until November 30, 2002 and following his promotion to Senior Vice President, Worldwide Sales, $195,000 for the balance of 2002. He also received $99,918 of sales commissions in 2002.

(19)

Mr. Green served as our Vice President, Development until October 15, 2004. Mr. Green’s annual salary was CHF $258,635 (approximately $218,468) in 2004. He also received $8,718 of sales commissions in 2004.

Option Grants During the Year Ended December 31, 2004

The following table sets forth the options to purchase Common Shares granted to each of the Named Executive Officers under our stock option plans during the year ended December 31, 2004.

Name	Securities Under Options Granted (#)	% of Total Options Granted to Employees in Financial Year(1)	Exercise or Base Price ($/Security)	Market Value of Securities Underlying Options on the Date of Grant ($/Security)	Expiration Date
						Potential Realizable Value ($ at Assumed Annual Rate of Stock Price Appreciation for Option Term(2)

						5%	10%

John J. Sims	34,500	4.4%	USD 3.23	USD 3.23	June 9, 2014	USD 70,080	USD 177,599
	125,000	16.1%	USD 5.85	USD 5.85	Dec. 6, 2014	USD 459,879	USD 1,165,424

Glenn Barrett	15,000	1.9%	CDN 4.24	CDN 4.24	June 9, 2014	CDN 30,470	CDN 77,217
			(approx. USD 3.23)	(approx. USD 3.23)		(approx. USD 24,744)	(approx. USD 67,707)
	45,000	5.8%	CDN 4.66 (approx. USD 3.80)	CDN 4.66 (approx. USD 3.80)	Sept. 3, 2014	CDN 107,541 (approx. USD 87,332)	CDN 272,530 (approx. USD 221,317)
	57,000	7.3%	CDN 6.99 (approx. USD 5.85)	CDN 6.99 (approx. USD 5.85)	Dec. 6, 2014	CDN 209,705 (approx. USD 170,298)	CDN 531,433 (approx. USD 431,568)

Alan Prenoveau	15,000	1.9%	USD 3.23	USD 3.23	June 9, 2014	USD 30,470	USD 77,217
	30,000	3.8%	USD 5.85	USD 5.85	Dec. 6, 2014	USD 110,371	USD 279,702

Elda Rudd	10,000	1.2%	USD 3.23	USD 3.23	June 9, 2014	USD 20,313	USD 51,478
	20,000	2.5%	USD 5.85	USD 5.85	Dec. 6, 2014	USD 73,581	USD 186,468

John Elliott	10,000	1.2%	USD 3.23	USD 3.23	June 9, 2014	USD 20,313	USD 51,478
	35,000	4.5%	USD 5.85	USD 5.85	Dec. 6, 2014	USD 128,766	USD 326,319

Gregory P. Gassman	—	—	—	—	—	—	—

Russ Green	—	—	—	—	—	—	—

Notes:

(1)	In calculating this percentage, the denominator excludes options granted to directors who are not officers.

(2)

The potential realizable value is calculated based upon the term of the option at its time of grant.  It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price.  Stock price appreciation of 5% and 10% is assumed based upon the rules of the SEC and does not represent any prediction of future stock price performance.

Aggregated Option Exercises During the Year Ended December 31, 2004 and Year-End Option Values

                    The following table sets forth, for each Named Executive Officer as at December 31, 2004, the aggregate number of securities acquired on exercise of options during 2004 and the aggregate value realized of the securities acquired on exercise.  It also shows the aggregate number of outstanding options to purchase Common Shares as at December 31, 2004, together with the value of such options at that date, and the aggregate number of shares purchasable under options that were vested as at December 31, 2004 for each of the Named Executive Officers.

                    Amounts reported under “Value of Unexercised in-the-Money Options at Financial Year-End” represent the difference between:  (i) the market value as at December 31, 2004, the last business day of the year, of the Common Shares for which vested options were owned having an exercise price less than such market value; and (ii) the exercise price of such options, multiplied by the applicable number of options.  The closing trading price of a Common Share on the TSX and on Nasdaq as of December 31, 2004 was CDN $9.60 and US $7.98, respectively.

Name	Securities Acquired on Exercise (#)	Aggregate Value Realized ($)	Unexercised Options at Year-End (#) Exercisable/ Unexercisable	Value of Unexercised in-the-Money Options at Financial Year- End ($) Exercisable/ Unexercisable

John J. Sims	-	-	50,750/191,750	158,465/129,795
Glenn Barrett	-	-	18,750/134,250	65,280/74,640
Alan Prenoveau	-	-	7,693/53,500	25,850/40,910
Elda Rudd	-	-	12,000/45,000	41,970/57,030
John Elliott	-	-	2,500/52,500	13,500/40,500
Gregory P. Gassman	-	-	0/0	0/0
Russ Green	-	-	0/0	0/0

Stock Option Committee

                    The Stock Option Committee administers our capped-off stock option plans, including our Canadian Stock Option Plan and our U.S. Stock Option Plan (which plans govern stock options granted prior to our initial public offering and are collectively referred to as the “Pre-IPO Plans”), and the Tantau Plan (which plan governs the stock options granted prior to our acquisition of TANTAU in January 2001).  Upon completion of our initial public offering in 2000, no further grants were made and no further grants will be made under the Pre-IPO Plans.  The Stock Option Committee has, since the completion of the initial public offering, administered the ongoing grants under the Amended and Restated 2000 Stock Option Plan, subject to guidelines determined by the Governance, Nomination, Human Resources and Compensation Committee. If the 2005 Plan is approved at the Meeting, the Stock Option Committee will administer ongoing grants under the 2005 Plan.

Stock Option Plans

                    Our Stock Option Plans are designed to motivate, attract and retain our directors, officers, key employees and consultants and to align their interests with those of our shareholders.

                    Canadian Stock Option Plan.  The Canadian Stock Option Plan was adopted in September 1997 and provides for the grant of options to our employees, officers, directors, consultants and advisors.  All options granted under the plan have a maximum term of 10 years and have an exercise price per share of no less than the fair market value of the Common Shares on the date of the option grant, as determined by the Board of Directors or a duly authorized committee on that date.  If an optionee’s employment, directorship or consulting relationship with us is terminated without cause, the vested portion of any grant will remain exercisable until the expiration date of the stock option.  In the event of termination for cause, the vested portion of any grant will remain exercisable for a period of 30 days after the date of termination.  Unvested options will expire on termination unless the options would have vested within six months or within the required statutory notice period following a termination without cause, whichever is earlier, or within one year if termination is due to death or disability.  If a change of control of our company occurs, all options become immediately vested and exercisable.  If an optionee under the Canadian Stock Option Plan ceases to be our employee or consultant, we are entitled to exercise our call right to repurchase all options beneficially owned by the optionee.

                    U.S. Stock Option Plan.  The U.S. Stock Option Plan was adopted in October, 1999 and provides for the grant of options and restricted shares to our employees, officers, directors and consultants.  The plan provides for the grant of both incentive stock options and non-qualified stock options. Non-qualified stock options granted under the plan have a maximum term of 10 years and an exercise price of no less than 85% of the fair market value of the Common Shares on the date of the grant, as determined by the Board of Directors or a duly authorized committee on such date, or 110% of the fair market value for those optionees who own Common Shares representing more than 10% of the aggregate voting power of our outstanding securities.  The rights of an optionee upon the termination of his or her employment, directorship or consulting relationship with us and upon a change of control are identical to those rights discussed in the Canadian Stock Option Plan above.  We are entitled to exercise our call right to repurchase all options beneficially owed by an optionee under the U.S. Option Plan should an optionee cease to be our employee or consultant.

                    The Tantau Plan.  We assumed the 1999 Tantau Stock Plan (“Tantau Plan”) on January 17, 2001, upon completion of our acquisition of TANTAU.  The Tantau Plan provided for the grant of options for the purchase of shares of common stock of TANTAU to employees, officers, directors and consultants of TANTAU.  The plan provided for the grant of both incentive stock options and non-qualified stock options.  We assumed the options granted under the Tantau Plan, which became options to purchase an aggregate of 351,324 of our Common Shares, which include a limited number of options granted outside of the Tantau Plan, but which contain comparable economic terms.  We have not granted any additional options under this plan, nor will we in the future. If a change of control of our company occurs, all outstanding options under this plan become immediately vested and exercisable.

                    Amended and Restated 2000 Stock Option Plan.  The 2000 Stock Option Plan was adopted in December 1999 and amended and restated in January 2002.  The stock options granted under the Canadian and U.S. Stock Option Plans prior to the date of completion of the IPO continued to be effective and governed by the terms of the plans under which they were granted.  The maximum number of our Common Shares available for issuance upon exercise of options granted under the Amended and Restated 2000 Stock Option Plan, including incentive stock options and non-qualified stock options, is currently 1,050,000 million.  The options granted under the Amended and Restated 2000 Stock Option Plan have a maximum term of 10 years and an exercise price no less than the fair market value of the common shares on the date prior to the date of the grant as determined by the Board of Directors or duly authorized committee.  Options held by any person under the Amended and Restated 2000 Stock Option Plan, together with any other options granted to that person may not at any time exceed 5% of the aggregate number of Common Shares outstanding.  If a change of control of the Corporation occurs, all options granted under this plan will become immediately vested and exercisable with respect to options granted prior to January 23, 2002 and one year after the change of control (or earlier in certain circumstances, including involuntary termination) in the case of options granted on or after January 23, 2002. If the 2005 Plan is approved at the Meeting, we will not grant any further options under the Amended and Restated 2000 Stock Option Plan.

                    2005 Plan. Please see the description of the 2005 Plan under the heading “Approval of 2005 Stock Incentive Plan” below.

Summary Information Concerning Stock Option Plans

                    The following table sets forth certain information relating to our option plans as of December 31, 2004:

Plan Category	Name of Plan	Number of Common Shares to be Issued upon Exercise of Outstanding Options		Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining for Future Issuance under Plan

Option Plans approved by the Corporation’s Shareholders	Pre-IPO Canadian Plan	8,323		$31.43	—	(1)
	Pre-IPO U.S. Plan	226		$10.00	—	(1)
	2000 Stock Option Plan	898,529	(2)	$8.53	151,471	(3)
Subtotal		907,078		$8.76	151,471
Option Plans not approved by the Corporation’s Shareholders(4)	TANTAU Plan	22,837	(5)	$21.18	—	(1)
	2005 Plan(6)	427,000		5.84	348,000
Totals		1,356,915		$8.05	499,471

(1)	We will not make further grants under this Plan.

(2)

     Includes 71,600 Common Shares subject to options that were granted under the TANTAU Plan prior to, and assumed by us upon, the acquisition of TANTAU Software, Inc.  While these options are governed by the terms of the TANTAU Plan, applicable rules of the TSX provided that these options are notionally counted against available grant room under the 2000 Plan.

(3)	We will not make further grants under this Plan if shareholders at the Meeting approve the 2005 Plan.

(4)	Outstanding options under this plan were assumed upon our acquisition of TANTAU.

(5)	This figure includes 1,566 Common Shares subject to options that were granted outside of the TANTAU Plan to a former TANTAU employee.

(6)	In December 2004, we granted 427,000 options to purchase Common Shares to certain of our officers and directors under the 2005 Plan, subject to obtaining shareholder approval for these grants.

Indebtedness of Directors, Officers and Others

                    Our directors, senior officers, and their associates were not indebted to us or to any of our subsidiaries at any time since the beginning of our last completed fiscal year.

Employment Contracts

                    In November 2000, in connection with our acquisition of TANTAU, we entered into an employment agreement with John J. Sims, our Chief Executive Officer.  The employment agreement was restated in February 2005 in order to reflect his current salary, which was agreed upon in 2003.  In 2004,

Mr. Sims received an annual base salary of $330,000.  Additionally, we have established a performance related bonus for Mr. Sims.  Either we or Mr. Sims may terminate Mr. Sims’ employment at any time and for any reason.  However, if we exercise this right, we must pay Mr. Sims a lump sum severance payment in an amount equal to 12 or 18 months’ current base salary and target bonus as determined upon that termination, determined by the period of time thereafter in which Mr. Sims agrees to be bound to non-competition and non-solicitation covenants.  Mr. Sims will also receive a lump sum severance payment in the same amount in the event that he terminates his employment for good reason.

                    Glenn Barrett, our Chief Financial Officer and Senior Vice President, Corporate Services, is employed under an employment agreement that was entered into in May 2000 and amended on July 5, 2002. Mr. Barrett currently receives an annual salary of $210,000. Either we or Mr. Barrett may terminate Mr. Barrett’s employment at any time and for any reason.  However, if we exercise this right, we must pay Mr. Barrett a lump sum severance payment in an amount equal to nine months’ current base salary and target bonus as determined upon that termination.  Mr. Barrett will also receive the lump sum severance payment in the same amount in the event that he terminates his employment for good reason. However, this right to terminate his employment for good reason will be limited in circumstances where a change in control of the Corporation has occurred and the acquirer offers Mr. Barrett employment or continues his employment in a position that is, when taken as a whole, comparable in all significant respects to his position, authority, duties and responsibilities with us prior to such change in control and the acquirer does not terminate his employment within 12 months after the change of control.

                    Alan Prenoveau, our Senior Vice President, MNO Consulting & Delivery Services, is employed under an offer of employment letter that was entered into in November 2000 and amended in March, 2004. Mr. Prenoveau currently receives an annual salary of $180,000.  Either we or Mr. Prenoveau may terminate Mr. Prenoveau’s employment at any time and for any reason.  However, if we exercise this right, we must pay Mr. Prenoveau a lump sum severance payment in an amount equal to 9 months’ current base salary and nine months’ historic bonus (calculated based on a monthly average of bonus amounts paid to him over the 12 months prior to the date of his termination).  Mr. Prenoveau will also receive the lump sum severance payment in the same amount in the event that he terminates his employment for good reason. However, this right to terminate his employment for good reason will be limited in circumstances where a change in control of the Corporation has occurred and the acquirer offers Mr. Prenoveau employment or continues his employment in a position that is, when taken as a whole, comparable in all significant respects to his position, authority, duties and responsibilities with us prior to such change in control and the acquirer does not terminate his employment within 12 months after the change of control.

                    Elda Rudd, our Vice President, Corporate Marketing is employed under an offer of employment letter that was entered into in October 2002 and restated in March 2005. Ms. Rudd currently receives an annual salary of $175,000.  Either we or Ms. Rudd may terminate Ms. Rudd’s employment at any time and for any reason.  However, if we exercise this right, we must pay Ms. Rudd a lump sum severance payment in an amount equal to 9 months’ current base salary and nine months’ historic bonus (calculated based on a monthly average of bonus amounts paid to her over the 12 months prior to the date of her termination).  Ms. Rudd will also receive the lump sum severance payment in the same amount in the event that she terminates her employment for good reason. However, this right to terminate her employment for good reason will be limited in circumstances where a change in control of the Corporation has occurred and the acquirer offers Ms. Rudd employment or continues her employment in a position that is, when taken as a whole, comparable in all significant respects to her position, authority, duties and responsibilities with us prior to such change in control and the acquirer does not terminate her employment within 12 months after the change of control.

                    John Elliott, our Vice President, Product Management is employed under an offer of employment letter that was entered into in August 2003 and amended in June 2004. Mr. Elliott currently receives an annual salary of $175,000.  Either we or Mr. Elliott may terminate Mr. Elliott’s employment at any time and for any reason.  However, if we exercise this right, we must pay Mr. Elliott a lump sum severance payment in an amount equal to 6 months’ current base salary and 6 months’ historic bonus (calculated based on a monthly average of bonus amounts paid to him over the 12 months prior to the date of his termination).  Mr. Elliott will also receive the lump sum severance payment in the same amount in the event that he terminates his employment for good reason. However, this right to terminate his employment for good reason will be limited in circumstances where a change in control of the Corporation has occurred and the acquirer offers Mr. Elliott employment or continues his employment in a position that is, when taken as a whole, comparable in all significant respects to his position, authority, duties and responsibilities with us prior to such change in control and the acquirer does not terminate his employment within 12 months after the change of control.

                    Pursuant to each employment agreement described above, we retain proprietary rights in all intellectual property assets created, developed or conceived of by the officers while they are employed by us.  Additionally, the officers are bound by non-competition and non-solicitation covenants during their term of employment and for varying periods of time thereafter.

                    The officers are entitled to participate in plans maintained from time to time by us for the benefit of our employees, including those pertaining to group life, accident, dental, prescription, sickness and medical, and long term disability insurance.

REPORT ON EXECUTIVE COMPENSATION

                    Our Governance, Nomination, Human Resources and Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors concerning the terms of the compensation packages provided to senior executive officers, including salary, bonus and awards under any new compensation plans that we may adopt in the future.  The Governance, Nomination, Human Resources and Compensation Committee also supervises the Stock Option Committee’s administration of our equity compensation plans and establishes guidelines for the Stock Option Committee with respect to the granting of options to our employees and consultants. The committee members are Barry Reiter and Ian Giffen, each of whom is independent in accordance with applicable Nasdaq corporate governance rules and the TSX corporate governance guidelines.

                    Our executive compensation policies have been designed to attract, motivate and retain the key talent necessary for us to be successful in the highly competitive business environment in which we operate.  Such policies have been designed to recognize and reward individual performance and provide compensation levels which are competitive with Canadian and U.S. companies of comparable size and type, and which face similar operating and financial issues.

                    The Governance, Nomination, Human Resources and Compensation Committee’s policy is to offer our executive officers competitive compensation opportunities based on overall company performance, individual contribution to our financial success and their personal performance in helping to build our company and position it for long-term growth.  In making its determinations, the Governance, Nomination, Human Resources and Compensation Committee also considers information from independent professional compensation advisors.  The compensation for the Chief Executive Officer and certain other of our executive officers is decided in accordance with these compensation policies and with consideration to the employment agreements that we have entered into with them.

                    The key components of each executive officer’s compensation package are:  (i) base salary; (ii) short-term compensation incentives; and (iii) long-term compensation incentives. The amount of emphasis on each of these components varies depending on the executive officer.

Base Salary

                    Executives’ salaries and benefits are intended to approximate median competitive levels for similar positions in comparable Canadian and U.S. technology companies. The Governance, Nomination, Human Resources and Compensation Committee’s determination of comparable companies is generally based upon the revenues of these companies and whether they operate in a comparable sector to our company.  Information about these comparable companies is generally obtained from publicly available information about these companies and from human resource professionals. In determining base salaries, consideration is given by the Governance, Nomination, Human Resources and Compensation Committee to the particular executive officer’s experience, personal performance, leadership, contribution to our business generally and achievement of annual specific objectives.  Annual specific objectives are based on the achievement of financial (for example sales targets) and non-financial metrics that may be identified by the CEO.

Short-Term Compensation Incentives

                    Certain executive officers are eligible to receive a portion of their annual compensation in the form of bonuses.  In some cases, bonuses are determined based on the executive’s overall contribution to the Corporation and the executive’s achievement of performance targets that are established by the CEO.  In other cases, bonuses are based on the Corporation’s financial performance. In 2004, no bonuses were paid to executives based on the Corporation’s financial performance, but sales commissions to certain executives were paid. The Governance, Nomination, Human Resources and Compensation Committee has established guidelines based on the Corporation’s earnings before interest tax and depreciation that must be achieved for bonuses relating to company performance to be paid to executives in 2005.

Long-Term Compensation Incentives

                    Our long-term incentive compensation for executive officers is provided through grants of stock options under our stock option plans.  See “Stock Option Plans” above for details regarding these plans. If the 2005 Plan is approved at the Meeting, we will also be able to grant restricted stock, restricted stock units, stock appreciation rights, deferred share units and dividend equivalent rights in addition to stock options. The Stock Option Committee of our Board of Directors administers our stock option plans subject to option grant guidelines that were developed by the Governance, Nomination, Human Resources and Compensation Committee.  The number of stock options granted is generally based on each individual’s salary range, responsibility and performance, and takes into account the number and terms of stock options that have been previously granted to that individual. Grants of equity awards are discretionary.

                    Senior executives other than the named executives referred to in the Summary Compensation Table above received option grants, in accordance with option grant guidelines developed by the Governance, Nomination, Human Resources and Compensation Committee. In establishing these guidelines, the Governance, Nomination, Human Resources and Compensation Committee considers the individual’s salary range, responsibility and performance, and takes into account the number and terms of stock options that have been previously granted to that individual. Executives with a higher salary and greater responsibility typically receive more options than those with lower salaries and less responsibility.

Compensation of the Chief Executive Officer

                    Our Chief Executive Officer’s compensation consists of base salary, bonuses and stock options as determined by the Governance, Nomination, Human Resources and Compensation Committee. In 2004, the Chief Executive Officer was paid a base salary of $330,000 and he received a grant of 159,500 options under our Amended and Restated 2000 Stock Option Plan and the 2005 Plan. His target bonus was set at 60% of his base salary, but he did not receive a bonus in 2004.  In the year 2004, Mr. Sims’ bonus criteria were based on meeting certain financial results. Similarly, in 2005, Mr. Sims’ bonus criteria are based on earnings guidelines established by the Governance, Nomination, Human Resources and Compensation Committee. The determination of the Chief Executive Officer’s remuneration, including whether he will earn a bonus for a given period, rests on factors such as job performance, our financial performance, and external competitive pay practices of other Canadian and U.S. companies of comparable size and type.  The comparison of the Chief Executive Officer’s compensation to similar Canadian and U.S. companies involves a number of factors, including the relative size of the companies, their financial performance and share price, the duties of the Chief Executive Officer and other circumstances the Governance, Nomination, Human Resources and Compensation Committee considers relevant in making its determination. When appropriate, the Governance, Nomination, Human Resources and Compensation Committee also bases its determination of the Chief Executive Officer’s compensation on information obtained from time to time from employment benefits consultants.

Executive Compensation

                    The Governance, Nomination, Human Resources and Compensation Committee determines the compensation of our other executive officers.  Other than salaries set by employment agreements, salaries are set by the Committee based on the recommendation of the Chief Executive Officer.  In making its determinations, the Committee considers information from independent professional compensation advisors, the executive’s experience and established or expected performance.  Benefits and other compensation are also provided to executives.

                    This report is presented by the members of the Governance, Nomination, Human Resources and Compensation Committee, namely:

Barry Reiter, Chairman
Ian Giffen

Stock Price Performance Graph

                    The following graph illustrates a comparison of the cumulative total stockholder returns (change in stock price plus reinvested dividends, if any) of (using US dollars):

                    •          the Nasdaq Composite Index (NASDAQ);
                    •          the Nasdaq Computer Index (IXCO);
                    •          the S&P/TSX Composite Total Return Index (TSX); and
                    •          our Common Shares as traded on Nasdaq (SVNX),
from our initial public offering on January 28, 2000 to December 31, 2004.

                    The graph assumes that $100 was invested on January 28, 2000 in our Common Shares and in each of the comparison indices, and assume that all dividends paid were reinvested.  The comparisons in the graph are required by applicable Canadian and U.S. securities laws and are not intended to forecast or be indicative of possible future performance of our Common Shares.

Cumulative Total Return

	01/00	12/00	12/01	12/02	12/03	12/04

724 SOLUTIONS, INC.	$100.00	23.24	3.43	0.70	0.42	1.11
NASDAQ STOCK MARKET (U.S.)	$100.00	63.42	50.34	34.80	52.03	53.81
S & P/TSX COMPOSITE	$100.00	106.51	93.12	81.53	103.32	119.29
NASDAQ COMPUTER	$100.00	62.34	47.42	30.64	48.42	28.62

                    The stock performance graph above will not be deemed to be incorporated by reference into any filing by us under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate the same by reference.

DIRECTORS AND OFFICERS INSURANCE

                    We have purchased and maintain a policy of insurance for the benefit of our directors and officers, as permitted by the CBCA.  This policy insures the directors and officers against certain liabilities incurred by them in their capacities as our directors and officers, or in their capacities as directors and officers of other corporations where they have acted in that capacity at our request, except where such liability relates to the failure by the director or officer to act honestly, in good faith and with a view to our best interests or the best interests of such other corporation, as the case may be.  The policy provides for $7,000,000 of coverage per loss and in the annual aggregate, for which we pay an annual premium of $160,000subject to a deductible of $250,000 per securities claim and $150,000 per other claim.

                    We have also purchased a six-year run off endorsement for the former directors and officers of TANTAU, which covers acts and omissions occurring prior to our acquisition of TANTAU.  The policy provides for $3,000,000 of coverage per loss, for which we paid a premium of $40,000 for the entire six-year period.

COMPENSATION OF DIRECTORS

                    In 2004, we compensated directors who are not also executive officers for serving on the Board of Directors (outside directors) on the following basis:

                    •          annual Board retainer of $20,000;

                    •          the Chairman of the Board received an additional annual retainer of $10,000;

                    •          the Chairman of the Audit Committee received an additional annual retainer of $10,000; and

                    •          each of the other committee chairpersons received an additional annual retainer of $5,000.

                    We expect that outside directors will be compensated on the same basis in 2005. In addition, under our current compensation arrangements, outside directors are granted options to purchase 10,000Common Shares upon joining the Board and receive subsequent annual grants of options in such number as is deemed appropriate by the Governance, Nomination, Human Resources and Compensation Committee.  These options have an exercise price that is equal to the fair market value of our Common Shares on the date prior to the date of the grant.  In 2004, we granted, in the aggregate, 155,000 options to purchase Common Shares to our directors who are not also executive officers.  Outside directors are also reimbursed for their reasonable out-of-pocket expenses for attending board and committee meetings.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

                    Section 16(a) of the Exchange Act, requires our directors, executive officers and persons who own more than 10% of our Common Shares (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of our Common Shares with the Securities and Exchange Commission.  We believe, based solely on our review of the copies of such reports received or written representations from certain Reporting Persons, that during the fiscal year ended December 31, 2004, all of these reports were filed by the Reporting Persons on a timely basis other than a Form 4 report of a stock option grant that was not filed by Ben Scott on the date required for filing.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

                    During fiscal 2004, the Board of Directors held 11 meetings, the Audit Committee held 5 meetings, the Human Resources and Compensation Committee held 4 meetings and the Corporate Governance Committee held 4 meetings.  The Stock Option Committee enacts written resolutions from time to time authorizing the grant of stock options but does not conduct formal meetings. A “Record of Attendance by Directors” at meetings of the Board and its committees for the 12 month-period ended December 31, 2004 is set out in Schedule B.

                    The TSX has adopted guidelines for effective corporate governance (the “Guidelines”).  The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and evaluation of board members.  Companies whose securities are listed on the TSX are required to annually disclose how their governance practices conform or depart from the Guidelines, but conforming with the Guidelines is not itself a requirement of listing. In September 2004, the TSX announced its intention to relinquish to the Canadian Securities Administrators (“CSAs”), which represent the Canadian Securities Commissions, the authority to adopt corporate governance standards when the CSA corporate governance standards are ultimately adopted. The CSAs corporate governance standard are not yet in force and, accordingly, in the chart below we compare our practices with the Guidelines.

                    To maintain high standards of corporate governance in a rapidly changing environment, our governance processes are subject to ongoing review and assessment by the Governance, Nomination, Human Resources and Compensation Committee of the Board of Directors.  The Board and management believe that good corporate governance practices are an important factor in our overall success.

                    The following table indicates how our system of corporate governance aligns with the Guidelines. Where applicable, we have also disclosed a comparison with the Nasdaq rules  (the “Nasdaq Rules”), as those rules have been approved by the U.S. Securities and Exchange Commission.

TSX Corporate Governance Guideline		Comments

1.	The Board of Directors should explicitly assume responsibility for stewardship of the Corporation, and specifically assume responsibility for:

The Board of Directors has adopted a Board mandate, which is posted on our website (http://wwww.724.com), and which states that the Board is responsible for the supervision of the management of our business and affairs, with the objective of increasing shareholder value. Although management conducts our day to-day operations, the Board has a duty of stewardship and regularly assesses and monitors management’s performance. We have also adopted a Code of Ethics that applies to all of our directors, officers and employees. The Code of Ethics is also available on our website.

TSX Corporate Governance Guideline		Comments

(a)	Adoption of measures for receiving and addressing shareholder feedback

We align with this Guideline.  Management has established processes to monitor shareholder feedback through its Investor Relations Department.  Management reports this information back to the Board of Directors.  The Governance, Nomination, Human Resources and Compensation Committee and the Board of Directors ensure that investor feedback is considered in management’s development of corporate strategy and business planning objectives.

(b)	Adoption of a strategic planning process

We align with this Guideline.  A formal strategic planning process exists, as the Board of Directors meets annually for a full-day strategy session.  The Board of Directors, either as a whole or through various committees, also holds meetings from time to time in order to focus on specific strategic matters.

(c)	Identification of principal risks, and implementing risk management systems

We align with this Guideline.  The Audit Committee and the Board of Directors have specifically identified our principal operational and strategic risks and are continually working with management in the development of appropriate risk management systems.  The Audit Committee has been delegated the responsibility to work with management and external professional advisers to establish and implement a formal risk management process.

(d)	Succession planning and monitoring senior management

We align with this Guideline, as our Governance, Nomination, Human Resources and Compensation Committee reviews and reports to the Board of Directors on succession planning matters at least annually.  The Board of Directors reviews the Corporation’s expectations of management and its established management performance objectives.  The Board of Directors also receives operational reports at least quarterly to ensure accountability of senior management and is working with senior management to ensure that the succession planning and human resources strategies are finalized and implemented.

(e)	Communications policy

We align with this Guideline.  The Board of Directors has verified through the establishment of a formal Disclosure Policy that procedures are in place to ensure effective communication between us and our stakeholders and the public.  We promptly provide full, true and plain disclosure of all material information, as required by law.  In addition, all material press releases and other significant corporate disclosures are reviewed by counsel prior to being disclosed.  We have a Web site on which we post all of our press releases, SEC filings, SEDAR filings and other meaningful information.  We have also implemented procedures to enhance effective communication with our stakeholders and the public.  For example, we maintain a distribution list of persons who have requested information about us and deliver to those persons all material press releases and financial information either by facsimile or by e-mail.  We also hold quarterly meetings with analysts and institutional investors by telephone conference call, which are open to the financial press as well as the public (through simultaneous Webcasting). Recordings of the meetings are archived on our Web site for appropriate periods of time.

(f)	Integrity of internal control and management information systems

We align with this Guideline.  The Audit Committee is responsible for overseeing our internal control structure over financial reporting.  This responsibility includes monitoring and reviewing accounting controls and policies, information gathering systems and management reporting.  The external auditors report to the Audit Committee, when requested, on matters relating to internal control.

TSX Corporate Governance Guideline		Comments

2.

A majority of directors should be “unrelated”.  The TSX has defined an “unrelated director” to mean a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act with a view to our best interests, other than interests and relationships arising from his or her ownership of Common Shares.

We align with this Guideline, as a majority of our directors (5 out of 6) are independent from management and free from any interest, business or other relationship that could, or could reasonably be perceived to, materially interfere with the director’s ability to act in our best interests (as such terms are used in the Guidelines).
We do not have a “significant shareholder”.  The Guidelines define a “significant shareholder” as a shareholder with the ability to exercise a majority of the votes for the election of the Board of Directors.
The Board has determined that the five “unrelated directors” qualify as “independent directors”, as that expression is defined in Section 4200(a)(15) of the Nasdaq Rules.  However, as a result of his relationship with Austin Ventures, Mr. Aragona is not eligible to be a member of our Audit Committee.

3.	Disclose, for each director, whether he or she is related, and how that conclusion was reached

The Board determines on an ongoing basis whether each director is an “unrelated director” or not. In order to make that determination, the Board analyses all relationships of the directors with the Corporation. Based on the foregoing and on the information provided by directors as to their individual circumstances, only Mr. John Sims cannot be qualified as an “unrelated director” since he is our Chief Executive Officer. The other directors, namely Messrs. Ian Giffen, James Dixon, Barry Reiter, Ben Scott and Joseph Aragona are “unrelated directors” for purposes of the Guidelines. None of these “unrelated directors” work in our day-to-day operations, or are party to any material contracts with us or receive any fees from us other than as directors.  The Board has determined that legal services provided by Torys LLP to us do not interfere with Mr. Reiter’s ability to act in our best interests. In addition, the Board has determined that Mr. Aragona’s and Mr. Scott’s relationships to Austin Ventures do not interfere with their ability to act in our best interests.

More information about each directors can be found in the Directors Table on page 7 of this Management Information Circular and Proxy Statement.

4.	(a)	Appoint a committee of directors responsible for proposing to the full Board of Directors new nominees for election to the board and for assessing directors on an ongoing basis	We align with this Guideline, as the Governance, Nomination, Human Resources and Compensation Committee has the mandate to:

			•	annually recommend candidates for the Board of Directors;

			•	review credentials of nominees for election;

			•	recommend candidates for filling vacancies on the Board of Directors; and

			•	ensure qualifications are maintained.

The Governance, Nomination, Human Resources and Compensation Committee Charter is available to security holders on our website (http://www.724.com).

The Governance, Nomination, Human Resources and Compensation Committee considers and evaluates potential new candidates for the Board of Directors on an ongoing basis in light of the opportunities and risks facing us, and the competencies, skills and personal qualities that are desirable to add value to us.  Candidates are identified from a number of sources including from recommendations from the CEO and other management and shareholders. In certain circumstances, the committee may retain an independent recruiting firm to identify director candidates, and fix such firm’s fees and other retention terms. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder or otherwise.

The Governance, Nomination, Human Resources and Compensation Committee believes that the following minimum qualifications must be met by a Committee-recommended nominee for a position on the Corporation’s Board of Directors:

			•	possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the shareholders;
			•	have an inquisitive and objective perspective, practical wisdom and mature judgment;
•

the board should represent diverse experience at the strategy/policy-making levels in business, government, education or technology, and in areas that are relevant to the company’s global activities; and

•

must be willing to devote sufficient time to carrying out their duties and responsibilities effectively and be free of conflicts of interest, and should be committed to serve on the board for an extended period of time.

In addition to the above factors, the Governance, Nomination, Human Resources and Compensation Committee will consider:

			•	whether the nominee assists in achieving a mix of Board members that represents a diversity of background;
			•	whether the nominee would be considered a “financial expert” or “financially literate” as described in applicable listing standards, legislation, or Audit Committee guidelines; and
			•	whether the nominee, by virtue of particular experience relevant to our current or future business, will add specific value as a Board member.

The Governance, Nomination, Human Resources and Compensation Committee will consider nominees recommended by shareholders.  The names and biographies of any such proposed nominees should be sent to 724 Solutions Inc., 20 York Mills Rd, Suite 201, Toronto, Ontario, Canada, M2P 2C2, Attention:  Eric Lowy, General Counsel and Corporate Secretary.

The Governance, Nomination, Human Resources and Compensation Committee, in conjunction with external advisors, is responsible for the assessment of the members of the Board of Directors on an ongoing basis.

	(b)	The nominating committee should be composed exclusively of outside (non-management) directors, a majority of whom are unrelated

We align with this Guideline, as the Governance, Nomination, Human Resources and Compensation Committee is composed exclusively of outside, unrelated directors, as such terms are used in this Guideline. The Board of Directors has determined that the members of the Governance, Nomination, Human Resources and Compensation Committee also qualify as “independent directors”, as that expression is defined in Section 4200(a)(15) of the Nasdaq Rules.

5.		Implement a process for assessing the effectiveness of the Board of Directors, its committees and individual directors

We align with this Guideline, as our Governance, Nomination, Human Resources and Compensation Committee is mandated to monitor the quality of the relationship between management and the Board of Directors and to assess the effectiveness of the Board, its committees and individual directors, and recommend improvements.  The Governance, Nomination, Human Resources and Compensation Committee, has implemented a formal process for the annual assessment of the directors.

6.		Provide an orientation and education program for new directors	We align with this Guideline, as we have developed and provide orientation materials and procedures for new directors.

New directors also have access to fellow directors and senior management who also assist new directors to understand the contribution individual directors are expected to make, including in particular, the commitment of time and energy we expect of our directors.

7.

Examine board size with a view to determining the impact of the number of directors upon board effectiveness and where appropriate, undertake a program to reduce the number of directors to a number that will facilitate more effective decision making

We align with this Guideline.  The Board of Directors has considered this issue and is of the view that its size and composition are suited to our circumstances and allow for the efficient functioning of the Board of Directors as a decision-making body and the appropriate staffing of committees (in accordance with these Guidelines) to which active mandates have been delegated.

8.		The Board of Directors should review compensation of directors in light of risks and responsibilities involved in being a director

We align with this Guideline, as our Governance, Nomination, Human Resources and Compensation Committee is mandated to review and recommend to the Board of Directors proposals for the remuneration of directors.  The Committee considers time commitment, responsibilities and fees paid by our peer group in determining remuneration.  See “Executive Compensation - Compensation of Directors.”

9.		Committees of the Board of Directors should generally be composed of outside (non-management) directors, a majority of whom are unrelated

Our Governance, Nomination, Human Resources and Compensation Committee,  Audit Committee and Stock Option Committee are composed solely of outside (non-management) directors, a majority of whom are unrelated in accordance with this Guideline.

10.		The Board of Directors should expressly assume responsibility for, or assign to a committee the general responsibility for, the Corporation’s approach to corporate governance issues

We align with this Guideline, as our Governance, Nomination, Human Resources and Compensation Committee is generally mandated to be responsible for developing policies and implementing procedures related to our corporate governance matters.  Included in its mandate is responsibility for: developing and monitoring our approach to corporate governance issues, establishing procedures for the identification of new nominees to the Board of Directors, developing and implementing orientation procedures for new directors and assessing the effectiveness of the Board of Directors and its committees. The charters of our committees are available on our website (http://www.724.com).

11.	(a)	Define limits to management’s responsibilities by developing mandates for:

(i) the Board of Directors

We align with this Guideline.  The Board of Directors has formalized its governance mandate through the adoption of a written charter that defines its stewardship responsibilities. The Board of Directors’ principal responsibilities are: to approve corporate strategies and goals; to ensure that effective communications systems are in place between us, our stakeholders, and the public; to supervise and evaluate management, including the establishment of appropriate limitations on the authority of our executives; to provide oversight of the conduct of the business; and to monitor organizational performance against those goals and executive limitations.  This mandate is to be carried out in a manner that protects our value and provides ongoing benefit to our shareholders.  In addition, the Board of Directors has formally articulated limitations on the authority of our executives regarding the conduct of the business. We require members of our Board of Directors to attend our annual meeting of shareholders absent a significant irreconcilable conflict. Three of our six Board members as of April 2004 attended our April 2004 annual meeting.

Also, all matters of policy and all actions proposed to be taken by us which are not in the ordinary course of our operations require prior approval of the Board of Directors or of a board committee to which appropriate authority has been delegated by the Board of Directors.  In particular, the Board of Directors approves the appointment of all executive officers, the long-term strategic plans and the annual budget and capital plan. The mandate of the Board of Directors is available on our website (http://www.724.com).

(ii) the CEO

We align with this Guideline.  The Board of Directors sets objectives for the CEO, and reviews performance against those objectives at least annually.  These objectives include the general mandate to maximize shareholder value and to fulfil our strategic plans.  The CEO is also required to formulate and propose to the directors the various strategies regarding product marketing, target markets (geographic and vertical) as well as the strategies regarding our corporate structure and future acquisitions.

	(b)	The Board of Directors should approve the CEO’s corporate objectives	We align with this Guideline, as the CEO’s objectives, as noted above, are reviewed and approved by the full Board of Directors on an annual basis.

	(c)	Establish procedures to enable the Board of Directors to function independently of management

We align with this Guideline, as we have instituted structures and processes to facilitate the functioning of the Board of Directors independently of management.  The Board of Directors meets independently of management on a regularly scheduled basis and otherwise when needed.  The Board of Directors has assigned certain of its responsibilities to the Governance, Nomination, Human Resources and Compensation Committee, which ensures that the Board of Directors functions independently of management and fulfils its responsibilities under our system of corporate governance, and has established an Audit Committee with a broad mandate (see item 13 below).

We have in place a process for security holders to send communications to the Board of Directors.  Communications to the Board should be sent to Board of Directors of 724 Solutions Inc., 20 York Mills Rd, Suite 201, Toronto, Ontario, Canada, M2P 2C2, Attention:  Eric Lowy, General Counsel and Corporate Secretary.  These communications will be reviewed by our General Counsel and Corporate Secretary to assure security, director privacy and the creation of an appropriate record of the communication. Appropriate communications will then be forwarded to the Chairman of the Board.

13.	(a)	Establish an audit committee with a specifically defined mandate

We align with this Guideline, as we have established an Audit Committee that is mandated to: oversee the retention, independence, performance and compensation of our independent auditors and the establishment and oversight of our systems of internal accounting and auditing control.  In particular, the Audit Committee is responsible for ensuring that there are adequate internal controls over accounting and financial reporting systems. The Audit Committee is permitted and encouraged to consult with management, internal accountants, and our independent auditors on matters related to our annual audit and the internal controls, published financial statements, accounting principles and auditing procedures. In addition, the Audit Committee must meet separately with our external auditors without management, at least once a year and more frequently as required, during which our financial statements and control environment are discussed. In accordance with Nasdaq’s listing standards, we have adopted a formal charter for the Audit Committee that details its mandate, a copy of which is attached as Schedule A to this Management Information Circular and Proxy Statement.

The Board has adopted the following definition of “financial literacy”: “the ability to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement”. All of the members of the Audit Committee are financially literate as (i) Mr. Dixon has held many senior executive positions with Bank of America, (ii) Mr. Giffen has served as a consultant and chief financial officer in the past and is a Chartered Accountant, and (iii) Mr. Scott has served as a chief executive officer and in senior management positions with various corporations.  In addition, each member of the Audit Committee is an audit committee financial expert, which can be defined as a person who has the following attributes:

			•	An understanding of generally accepted accounting principles and financial statements;

			•	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

•

Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

			•	An understanding of internal control over financial reporting; and

			•	An understanding of audit committee functions.

	(b)	All members of the Audit Committee should be non-management directors	We align with this Guideline, as all members of the Audit Committee are non-management directors for the purposes of this Guideline.
The Board has determined that the current Audit Committee members are “independent” within the meaning of Section 4200(a)(15) of the Nasdaq Rules.

14.		Implement a system to enable individual directors to engage outside advisors, at the Corporation’s expense

We align with this Guideline.  A process has been formalized to enable individual directors to engage outside advisers, at our expense, with the authorization of the Chairman of the Board.  In addition, both the Governance, Nomination, Human Resources and Compensation Committee and the Audit Committee are permitted and encouraged to speak directly to our external auditors, legal counsel and other advisors on matters pertaining to their mandates and to engage external auditors, legal counsel and advisors.

INTERESTS OF INSIDERS IN MATERIAL TRANSACTIONS

                    None of our directors or officers, or any shareholder of record as of the date of this Management Information Circular and Proxy Statement who owned, of record or to our knowledge, more than 5% of the outstanding Common Shares, or any affiliate or associate thereof, had any material interest, direct or indirect, in any transaction during the last three fiscal years, or since the commencement of our current financial year, in any completed or proposed transaction which has materially affected or will materially affect us or any of our subsidiaries, other than the following:

Torys LLP

                    In 2004, we obtained legal services relating to corporate/commercial/securities matters from Torys LLP, a New York/Toronto law firm.  Mr. Reiter, a member of the Board of Directors, is a partner of that firm.

Austin Ventures

                    On May 14, 2004, the Corporation entered into a series of agreements, including a Secured Convertible Note Purchase Agreement (the “Purchase Agreement”) between 724 Solutions Inc. and its wholly owned subsidiary 724 Solutions Software Inc., and Austin Ventures VI, L.P. (“AV VI”), Austin Ventures VI Affiliates Fund, L.P. (“AV VI A”), and Austin Ventures VIII, L.P. (“AV VIII”), (collectively, the “Lenders” or “Austin Ventures”) in connection with the private placement of up to $8,000,000 of Secured Convertible Promissory Notes (the “Notes”) for cash. The non-brokered private placement of Notes was completed in two tranches. The first tranche of the financing involved the issuance of $3,044,000 of Notes and was completed on May 14, 2004. The second tranche of the financing involved the issuance of $4,956,000 of Notes and was completed on June 29, 2004 after we obtained shareholder approval of the transactions.

                    The Notes have a 3-year term and accrue interest at a rate of 2.5% per quarter, of which 1.25% is payable in arrears at the beginning of each quarter and the remainder of which is due at maturity. The principal amounts of the Notes and all interest owing at maturity are convertible at the option of the Lenders into Common Shares at a conversion price of $3.07 per share. The interest payable quarterly is convertible at the option of the Corporation into Common Shares at a conversion price of $3.07 per share. The conversion price was based on the volume weighted average trading price of the Corporation’s Common Shares on the TSX for the five trading days prior to May 14, 2004. Subject to certain exceptions, we issue any Common Shares or securities convertible into Common Shares at a price that is less than the conversion price of the Notes then in effect, then such conversion price shall be subject to a weighted average anti-dilution adjustment, whereby the conversion price will be reduced based on the weighted average price of the additional securities issued. The conversion price will not be lowered by more than 15% of the initial conversion price of $3.07.

                    Austin Ventures is our largest beneficial shareholder. Assuming that all of the Notes are converted into Common Shares at the lowest possible conversion price on the maturity date, all accrued interest on the Notes is paid with Common Shares, and that no additional Common Shares are issued, Austin Ventures could be deemed to beneficially own up to 44.72% of our issued and outstanding Common Shares.

                    Joseph C. Aragona is currently a member of our Board of Directors.  He is also a general partner of AV Partners VI, L.P., which serves as the general partner of both AV VI and AV VI A.  In addition, Mr. Aragona is a general partner of AV Partners VIII, L.P., which serves as the general partner of AV VIII.  As a general partner of AVP VI and AVP VIII, Mr. Aragona may have a limited pecuniary interest in the private placement transactions.  Mr. Aragona did not participate in the deliberations or voting of our Board with respect to the approval of the private placement transactions.

                    The Corporation and its material subsidiaries granted the Lenders a blanket security interest in all of their assets to secure the timely payment and performance in full of all of the obligations under the Notes. The security interest ranks senior to all indebtedness of the Corporation other than fully-funded indebtedness of up to $1,500,000.

                    The Corporation granted the Lenders certain registration rights, pursuant to the terms and provisions of a registration rights agreement, to enable the resale of Common Shares issuable upon conversion of the Notes and the interest payable thereon and other Common Shares held by the Lenders.  In accordance with the terms of the registration rights agreement, the Lenders may, at any time, require the Corporation to file a registration statement with the Securities Exchange Commission, registering these Common Shares.

                    The Notes are subject to customary events of default, including the failure to pay interest or principal, and specified types of bankruptcy events. Additional events of default include the issuance of certain capital securities that, if not for the limitation noted above, would cause the conversion price of the Notes to be lowered by more than 15% of the initial conversion price and the Corporation engaging in specified types of merger or acquisition transactions.  An event of default would require the Corporation to repay all amounts owing under the Notes.

                    In January 2005, we issued 33,549 Common Shares to Austin Ventures in connection with the repayment of interest owing on the Notes.

REPORT OF THE AUDIT COMMITTEE

                    Our Audit Committee is described at item 13 under “Statement of Corporate Governance Practices” above.

                    The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2004.  The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

                    Review with Management.  The Audit Committee has reviewed and discussed our audited financial statements with management.

                    Review and Discussions with Independent Accountant.  The Audit Committee has discussed with KPMG LLP, our independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of our financial statements.

                    The Audit Committee also has received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from us and our related entities) and has discussed with KPMG LLP their independence from us.

                    Conclusion.  Based on the review and discussions referred to above, the committee recommended to our Board of Directors that our audited financial statements be included in our annual Form 10-K report and our Annual Information Form for the fiscal year ended December 31, 2004.

                    This report is submitted by the members of the Audit Committee of the Board of Directors, namely:

Ian Giffen, Chairman
James Dixon
Benjamin Scott

APPOINTMENT OF AUDITORS

                    Unless such authority is withheld, the persons named in the accompanying form of proxy intend to vote FOR the appointment of KPMG LLP, Chartered Accountants, Toronto, Ontario, as our independent auditors to hold office until the next annual meeting of shareholders.  KPMG LLP has audited our consolidated balance sheets as at December 31, 2004, and 2003, and the consolidated statements of operations, shareholders’ equity and cash flows for the years ended December 31, 2004, 2003 and 2002, as stated in their report appearing in our Annual Report.  KPMG LLP have been our auditors since March 1999.

                    Representatives of KPMG LLP are expected to be present at the Meeting and to be available to respond to appropriate questions and to make statements as they desire.

                    This resolution requires the approval of a majority of the votes cast in person or by proxy by the Shareholders who vote in respect of the resolutions at the Meeting.

Audit Fees

                    KPMG LLP billed us CDN$168,000 (approximately $134,615) in 2004 and CDN$148,000 (approximately $112,300) in 2003 for professional services rendered for the audit of our annual financial statements and the review of financial statements included in statutory and regulatory filings.

Tax Fees

                    KPMG LLP billed us CDN$35,325 (approximately $28,305) in 2004 and CDN$63,050 (approximately $47,841) in 2003 for professional services rendered for tax compliance, tax advice, and tax planning.  The taxation advisory services provided related primarily to payroll taxation matters, taxation of stock options and preparation of corporate tax returns.

All Other Fees

                    KPMG LLP billed us CDN$50,600 (approximately $40,545) in 2004 and CDN$20,800 (approximately $15,783) in 2003 for professional services rendered in connection with statutory audits and other matters.

                    The Audit Committee has considered whether the provision of these services is compatible with maintaining KPMG LLP’s independence and is of the opinion that the provision of these services does not compromise their independence.  The Audit Committee, in accordance with the Audit Committee’s policy for the engagement of our independent auditor to provide non-audit services, must pre-approve all non-audit services provided by KPMG LLP. The policy restricts the type of non-audit services that the auditors may provide to our subsidiaries and us. It includes a mechanism for the consideration and pre-approval by the Audit Committee of all services to be provided by the auditors as well as the associated fees. In 2004, all non-audit services that were performed by the auditors were pre-approved by the Audit Committee.

APPROVAL OF CONTINUATION OF THE SHAREHOLDER RIGHTS PLAN

Ratification by Shareholders

                    We adopted a shareholder rights plan (the “Rights Plan”) upon the terms and conditions of a Shareholder Rights Plan Agreement (the “Rights Agreement”) dated as of February 10, 2003 with Computershare Trust Company of Canada, as rights agent. Our shareholders approved the Rights Plan on April 24, 2003 and approved the renewal of the Rights Plan on April 29, 2004.

                    Under the terms of the Rights Plan, its continued existence must be reconfirmed by our “Independent Shareholders” (as defined in the plan) at the Meeting as described below. If not reconfirmed, the Rights Plan will expire at the close of business on the date of the Meeting, unless earlier terminated. See “Shareholder Approval” below.

Recommendation of the Board of Directors

                    The Board of Directors has concluded, for the reasons discussed below, that the continuation of the Rights Plan is in our best interests and our shareholders and unanimously recommends that shareholders renew and continue the Rights Agreement until the close of our annual meeting of shareholders in 2006 by voting in favour of the resolution to be submitted to the Meeting.

Background to the Rights Plan

                    Under applicable securities legislation in Canada, a take-over bid is generally understood to mean an offer to acquire outstanding voting or equity securities of a class of a corporation that, together with shares already owned by the bidder and certain parties related thereto, amount to 20% or more of the outstanding securities of that class.  The existing legislative framework for take-over bids presents certain concerns for shareholders, which has led some Canadian companies to adopt shareholder rights plans.  In particular, this framework permits a take-over bid to expire 35 days after it is initiated.  The result is that shareholders may fail, in the absence of the Rights Plan, to realize the maximum value for their shares.  The Board of Directors is of the view that shareholders, as well as the Board of Directors, need more than 35 days to consider a take-over bid and make a reasoned and careful decision regarding such bid, or to consider actual or possible competing take-over bids.

                    The purpose of the Rights Plan is to ensure adequate time for our shareholders to assess the merits of a take-over bid without undue pressure.  The Rights Plan is designed to give the Board of Directors time to consider alternatives, which may allow shareholders to receive full and fair value for their Common Shares.  In addition, the Rights Plan will restrict creeping accumulations of shares through a combination of market purchases up to the 20% threshold and exempt acquisitions (such as pursuant to a private arrangement) that can be unfair to shareholders.

                    The Rights Plan does not affect the duty of the Board of Directors to act honestly and in good faith with a view to the best interests of the Corporation and its shareholders.  Indeed, the Board of Directors believes that the Rights Plan remains an appropriate mechanism to ensure that the Board of Directors will be able to discharge its responsibility to assist shareholders in responding to a take-over bid.

                    In continuing the Rights Plan, the Board of Directors does not intend to prevent a change of control of the Corporation or to secure the continuance of current management or the directors currently in office.  The Rights Plan is not part of any current plans of management to adopt other anti-takeover measures.  The Rights Plan does not preclude any shareholder from using the proxy mechanism under the CBCAand securities laws to promote a change in our management or direction of the Corporation, and has no effect on the rights of holders of our outstanding Common Shares to requisition a meeting of shareholders in accordance with the provisions of applicable corporate and securities legislation, or to enter into agreements with respect to voting their Common Shares.

                    Shareholder rights plans have been adopted by a number of publicly-held corporations in Canada.  The terms of the Rights Plan are substantially similar to as those adopted by other major Canadian companies.

                    The proposal to ratify the Rights Plan is not being made in response to or in anticipation of any pending or threatened take-over bid for the Common Shares of the Corporation.

                    As a result of the Rights Plan, anyone wishing to take over the Corporation may be forced under certain circumstances to negotiate a transaction with our board and management or comply with certain bid criteria in order not to trigger the exercise of rights.  The need to negotiate with the board or management or to comply with certain bid criteria could add complexity to a proposed takeover.  For example, a proposed hostile bidder might have to bring court or regulatory proceedings to have the Rights Plan cease-traded.  This could prolong the take-over process and, arguably, deter a potential bidder.  It is possible that the Rights Plan could have the effect of preventing an acquisition of the Corporation providing an above-market premium that might otherwise be favoured by a majority of the independent shareholders.

                    The Rights Plan should be considered in connection with other documents and agreements that could have an anti-takeover effect.  The Corporation’s articles authorize the Board of Directors to issue, at its discretion, an unlimited number of preferred shares. Without shareholder approval (but subject to applicable securities law and stock exchange rules), the Board of Directors has the authority to attach special rights, including voting, dividend or distribution rights, to the preferred shares.  Preferred shareholders who possess these rights could make it more difficult for a third party to acquire us.  In addition, as discussed above in “Executive Compensation,” our stock options plans provide for automatic vesting of outstanding options in the event of a change of control of the Corporation, and our executive officers are entitled to additional compensation payments in the event that they are terminated at our option.  These features of our compensation arrangements could also deter an acquisition by making it more expensive to purchase the Corporation and to change the members of the management team.

Summary of the Rights Plan

                    The principal terms of the Rights Plan are summarized below.  Capitalized terms used but not defined in this summary are used as defined in the Rights Agreement.  The summary is qualified by reference to the actual provisions of the Rights Agreement.

Rights

                    One Right will be issued and will attach to each outstanding Common Share of the Corporation.  A Right only becomes exercisable upon the occurrence of a Flip-In Event, which is a transaction by which a person becomes an Acquiring Person and which otherwise does not meet the requirements of a Permitted Bid.  Prior to a Flip-In Event, the Rights are priced at CDN$100 per share.  If a Flip-In Event occurs, each Right issued under the Rights Plan thereafter will entitle all holders, other than the Acquiring Person, to purchase for CDN$100 per share that number of Common Shares of the Corporation having an aggregate market value equal to twice CDN$100 per share.  This purchase will cause substantial dilution to the person or group of persons attempting to acquire control of the Corporation, other than by way of a Permitted Bid.  The Rights expire on the termination of the Rights Plan, unless redeemed before such time.

Acquiring Person

                    An Acquiring Person is generally a person who becomes the beneficial owner of 20% or more of the outstanding Common Shares of the Corporation.  Under the Rights Plan, there are various exceptions to the definition of Acquiring Person, including:

•

a person who acquires 20% or more of the outstanding Common Shares due to (i) acquisitions of Common Shares by the Corporation, (ii) pro rata distributions of Common Shares by the Corporation, (iii) acquisitions of Common Shares upon exercise of Convertible Securities acquired pursuant to certain exempt transactions, (iv) an amalgamation, merger or other statutory procedure requiring shareholder approval, or (v) the issuance of Common Shares on an exempt private placement basis (subject to certain limits); and

•	underwriters who obtain Common Shares for the purpose of a public distribution.

Beneficial Ownership

                    The thresholds for triggering the Rights Plan are based on the percentage of shares that are Beneficially Owned by a person or its Affiliates or Associates.  This is defined in terms of legal or equitable ownership of common shares.  In addition, a person is deemed to be the Beneficial Owner of Common Shares in circumstances where that person or its Affiliates or Associates, and any other person acting jointly or in concert with such person, has a right to acquire Common Shares within 60 days.  There are various exceptions to this definition set forth in the Rights Plan.

Permitted Bid

                    If a Take-over Bid is structured as a Permitted Bid, a Flip-In Event will not occur and the Rights will not become exercisable.  Permitted Bids must be made by means of a take-over bid circular and comply with the following:

•	the Take-over Bid must be made to all shareholders other than the bidder;

•

the Take-over Bid must not permit the bidder to take up any Common Shares that have been tendered pursuant to the Take-over Bid prior to the expiry of a period not less than 60 days after the Take-over Bid is made, and then only if at such time more than 50% of the Common Shares held by the Independent Shareholders (which term generally includes shareholders other than the bidder, its Affiliates, Associates and persons acting jointly or in concert with the bidder), have been tendered pursuant to the Take-over Bid and not withdrawn;

•

the Take-over Bid must contain an irrevocable and unqualified provision that, unless it is withdrawn, Common Shares may be tendered at any time during the 60 day period referred to in the immediately preceding paragraph and that any Common Shares deposited pursuant to the Take-over Bid may be withdrawn until they have been taken up and paid for; and

•

the Take-over Bid must contain an irrevocable and unqualified provision that, if more than 50% of the Common Shares held by Independent Shareholders are tendered pursuant to the Take-over Bid within the 60-day period, then the bidder must make a public announcement of that fact and the Take-over Bid must then remain open for an additional 10 business days from the date of such public announcement.

                    The Rights Plan also allows a Competing Permitted Bid to be made while a Permitted Bid is in existence.  A Competing Permitted Bid is a Take-over Bid that is made after a Permitted Bid has been made, but prior to its expiry, that satisfies all of the requirements of a Permitted Bid, except that (i) no Common Shares will be taken up or paid for until the later to occur of the date which is generally 35 days after the date the Take-over Bid is made and the 60th day after the date of the Permitted Bid that is then outstanding, and (ii) at the close of business on the date Common Shares are first taken up or paid for, more than 50% of the then outstanding Common Shares held by Independent Shareholders have been tendered in such Take-over Bid and not withdrawn.  If this 50% requirement is satisfied, the applicable bidder must make a public announcement of that fact and the Take-over Bid must remain open for tenders of Common Shares for at least ten business days after the date of such public announcement.

                    The requirements of a Permitted Bid and a Competing Permitted Bid enable shareholders to decide whether the Take-over Bid or any Competing Permitted Bid is adequate on its own merits, without being influenced by the likelihood that a Take-over Bid will succeed.  Moreover, if there is sufficient support for a Take-over Bid such that at least 50% of the Common Shares held by Independent Shareholders have been tendered to it, a shareholder who has not yet tendered to that bid will have a further 10 business days in which to decide whether to withdraw its Common Shares from a Competing Take-over Bid, if any, and whether to tender to the Take-over Bid.

Waiver and Redemption

                    Until the occurrence of a Flip-In Event as to which the Board of Directors has not issued a waiver, the Board of Directors may elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 (subject to adjustment) per Right.  In addition, until the occurrence of a Flip-In Event as to which the Board of Directors has not issued a waiver, the Board of Directors may determine to waive the application of the Rights Plan to any Flip-In Event.  As part of the $8 million financing transactions in May 2004 and June 2004 between Austin Ventures and us, the Board of Directors agreed to waive the terms and provisions of the Rights Plan to permit the acquisition by Austin Ventures or its affiliates of up to forty-nine percent of the outstanding Common Shares (whether through the conversion of the Notes issued by us to Austin Ventures or the acquisition of Common Shares from third-parties) without resulting in a Flip-In Event.

                    The Board of Directors may also waive the application of the Rights Plan to any Flip-In Event if the board determines that the Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person and such Person has reduced its Beneficial Ownership of Common Shares such that at the time of the granting of a waiver, such Person is no longer an Acquiring Person.  The Board of Directors will be deemed to have redeemed the Rights at the Redemption Price on the date that the Person making the Permitted Bid, Competing Permitted Bid or Take-over Bid in respect of which the Board of Directors has waived or been deemed to waive the application of the Rights Plan, has taken up and paid for the Common Shares pursuant to the applicable bid.

Termination

                    The Rights Plan will expire, subject to certain conditions, at the close of the annual meeting of shareholders of the Corporation in 2006 (provided that it is renewed at the Meeting) and every one year anniversary thereafter and so on unless the continuation of the Rights Plan for each such one year period (or other period approved by the Independent Shareholders) is approved by our Independent Shareholders.

Shareholder Approval

                    In order for the Rights Agreement to remain effective, the continuation of the Rights Agreement must be ratified by a resolution passed by a majority of the votes cast by Independent Shareholders who vote at the Meeting.  Based on the above, Independent Shareholders will be asked to vote in favour of the resolution set out below approving and ratifying the renewal and continuation of the Shareholder Rights Plan Agreement dated as of February 10, 2003 between the Corporation and Computershare Trust Company of Canada until the close of the annual meeting of shareholders of the Corporation in 2006. For this purpose, “Independent Shareholders” mean holders of Common Shares excluding (i) any Acquiring Person, (ii) an Offeror, with certain exceptions, (iii) any Affiliate or Associate of such Acquiring Person or Offeror; (iv) any person acting jointly or in concert with such Acquiring Person or Offeror; or (v) any trustee or administrator of any employee benefit plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of such plan direct the manner in which the shares are to be voted.

                    The Rights Plan has been filed with the Securities and Exchange Commission as an exhibit to our Form 8-K filed on February 24, 2003 and is available to shareholders at the Commission’s website, www.sec.gov.

                    The management representatives named in the attached form of proxy intend to vote the shares represented by such proxy FOR the following resolution ratifying the Rights Plan, unless otherwise directed by the shareholder appointing them.

                    “RESOLVED THAT:

1.

the renewal and continuation of the Shareholder Rights Plan Agreement dated as of February 10, 2003 between the Corporation and Computershare Trust Company of Canada until the close of the annual meeting of shareholders of the Corporation in 2006 is hereby ratified, confirmed and approved; and

2.

any director or officer of the Corporation is hereby authorized and directed in the name of and on behalf of the Corporation, to execute and deliver or cause to be delivered all such documents and to do all such other acts and things as such person may consider necessary or desirable in order to carry out the intent of the foregoing resolution and the matters authorized thereby.”

APPROVAL OF 2005 STOCK INCENTIVE PLAN

General

                    The Corporation’s shareholders are being asked to act upon a resolution to approve the Corporation’s 2005 Stock Incentive Plan (the “2005 Plan”).  Approval of the resolution requires the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Meeting other than Common Shares held by Insiders of the Corporation who are entitled to receive any benefit under the 2005 Plan.  For this purpose, the term “Insiders” has the meaning set out in the Toronto Stock Exchange Manual and includes all directors and officers of the Corporation and their affiliates. However, Austin Ventures, an affiliate of Joseph Aragona will be permitted to vote on the resolution; since Mr. Aragona is not entitled to receive any benefit under the 2005 Plan.  Shareholders abstaining from voting on the resolution will be counted for purposes of determining a quorum, but will not be counted for any other purpose.  Broker non-votes will not be considered as present or voting, and as such each will have no effect on the vote for this resolution.

                    The 2005 Plan was approved by a majority of the Corporation’s unrelated and independent directors and our Board of Directors. The Board approved the adoption of the 2005 Plan in January 2005, to be effective as December 4, 2004 only upon approval by the shareholders of the Corporation at the Meeting.  The Board believes that the attraction and retention of high quality personnel are essential to the Corporation’s continued growth and success and that a stock incentive plan such as the 2005 Plan is necessary for the Corporation to remain competitive in its compensation practices.  If approved by the shareholders, a total of 775,000 shares of Common Shares will be initially reserved for issuance under the 2005 Plan, subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the Common Shares or capital structure of the Corporation.

                    A general description of the principal terms of the 2005 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2005 Plan, a copy of which is attached to this Management Information Circular and Proxy Statement as Schedule C and is incorporated herein by reference. Capitalized terms used herein shall have the same meaning as in the 2005 Plan unless otherwise indicated.

Description of 2005 Plan

                    Purpose.  The purpose of the 2005 Plan is to provide the Corporation’s employees, directors and consultants, whose present and potential contributions are important to the success of the Corporation, an incentive, through ownership of the Corporation’s Common Shares, to continue in service to the Corporation, and to help the Corporation compete effectively with other enterprises for the services of qualified individuals.

                    Shares Reserved for Issuance under the 2005 Plan. If approved by the shareholders, a total of 775,000 shares of Common Shares will be initially reserved for issuance under the 2005 Plan, subject to adjustment only in the event of a stock split, stock or other extraordinary dividend, or other similar change in the Common Shares or capital structure of the Corporation.  The maximum aggregate number of Shares which may be issued pursuant to Awards to Directors who are not also Employees is 190,000 Shares.  The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 250,000 shares.  For awards of restricted stock, restricted stock units and deferred share units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 250,000 shares.

                    Administration.  The 2005 Plan is administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the “Administrator”), defined as the Board or one or more committees designated by the Board.  The 2005 Plan will be administered by the Governance, Nomination, Human Resources and Compensation Committee.

                    Types of Awards. The 2005 Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, deferred share units and dividend equivalent rights (collectively referred to as “awards”).  Each type of award is explained as follows:

•	Incentive Stock Options (ISOs). An ISO is an option to purchase our stock intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

•	Non-Qualified Stock Options (NSOs). NSOs are options that do not satisfy the Internal Revenue Code requirements for ISOs.

•

Restricted Stock. Restricted Stock are shares issued for consideration and subject to restrictions on transfer, forfeiture provisions, and other terms and conditions as established by the Administrator.  Typically, a portion of the total shares granted becomes vested (i.e., freed of restrictions) annually over a period of years.

•

Restricted Stock Units (RSUs). RSUs are rights that are granted that do not represent any actual ownership interest in the Corporation. The units granted correspond in number and value to a specified number of Common Shares. The units may be subject to forfeiture provisions to replicate the treatment of restricted stock. RSUs will be paid in Common Shares or, to the extent determined by the Administrator, in cash or a combination of cash and Common Shares.

•

Stock Appreciation Rights. A stock appreciation right entitles the grantee to receive an amount in cash (or Common Shares) equal to the excess, if any, of the value of a Common Share at the time of exercise of the stock appreciation right over the value of a Common Share on the date the stock appreciation right is granted.

•

Deferred Share Unit (DSU). A DSU is a right granted by the Corporation to a grantee to receive, on a deferred payment basis, Common Shares or the cash equivalent of a Common Shares. DSUs will be paid in Common Shares or, to the extent determined by the Administrator, in cash or a combination of cash and Common Shares.

•

Dividend Equivalent Rights. A dividend equivalent right entitles the grantee to receive cash compensation measured by the dividends paid with respect to the Common Shares and would typically be granted in connection with one of the awards discussed above.

                    Terms and Conditions of Awards.  The Administrator has the power to allocate the number of Common Shares reserved for issuance under the 2005 Plan to the various types of awards in its discretion. Stock options granted under the 2005 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options.  Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants, provided that such persons are not Control Persons.  Mr. Joseph Aragona, a proposed nominee for election to the Board of Directors, is a Control Person as defined in the 2005 Plan and, accordingly, is not eligible to receive awards under the 2005 Plan. Under the 2005 Plan, awards may be granted to such employees, directors or consultants who are residing in non- Canadian or non-U.S. jurisdictions as the Administrator may determine from time to time.

                    Subject to applicable laws and the terms of the 2005 Plan, the Administrator has the authority, in its discretion, to select employees, directors and consultants to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of the Corporation’s Common Shares or the amount of other consideration to be covered by each award (subject to the limitations set forth above), to approve award agreements for use under the 2005 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to construe and interpret the terms of the 2005 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-Canadian or non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2005 Plan as the Administrator deems appropriate.

                    Each award granted under the 2005 Plan shall be designated in an award agreement.  In the case of an option, the option shall be designated as either an incentive stock option or a nonqualified stock option.  To the extent that the aggregate fair market value of shares of the Corporation’s Common Shares subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options.

                    The term of any award granted under the 2005 Plan may not be for more than ten years, excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award.

                    The 2005 Plan authorizes the Administrator to grant incentive stock options and non-qualified stock options at an exercise price not less than 100% of the fair market value of the Common Shares on the date the option is granted.  In the case of stock appreciation rights, the base appreciation amount shall not be less than 100% of the fair market value of the Common Shares on the date of grant.  In the case of all other awards granted under the 2005 Plan, the exercise or purchase price shall be determined by the Administrator.  The exercise or purchase price is generally payable in cash, certified check, bank draft, shares of Common Shares or with respect to options and subject to Corporation approval, payment through a broker-dealer sale and remittance procedure.

                    The 2005 Plan provides that (i) any reduction of the exercise or purchase price of any award under the 2005 Plan or the extension of the term of an Award benefiting an insider of the Corporation shall be subject to shareholder approval and (ii) canceling any option awarded under the 2005 Plan at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for another award shall be subject to shareholder approval.

                    Under the 2005 Plan, the Administrator may establish one or more programs under the 2005 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award.  The Administrator also may establish under the 2005 Plan separate programs for the grant of particular forms of awards to one or more classes of grantees.

                    Termination of Service.  An award may not be exercised after the termination date of such award as set forth in the award agreement.  In the event a participant in the 2005 Plan terminates continuous service with the Corporation, an award may be exercised only to the extent provided in the award agreement.  Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first.  Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

                    Transferability of Awards. Under the 2005 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable only by will or by the laws of descent or distribution and to the extent provided in the award agreement.  The 2005 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

                    Section 162(m) of the Code.  The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 250,000 shares.  The foregoing limitation shall be adjusted proportionately by the Administrator in connection with any change in the Corporation’s capitalization due to a stock split, stock or other extraordinary dividend or similar event affecting the Common Shares of the Corporation and its determination shall be final, binding and conclusive.  Under Code Section 162(m), no deduction is allowed in any taxable year of the Corporation for compensation in excess of $1 million paid to the Corporation’s chief executive officer and the four other most highly compensated officers of the Corporation.  An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by shareholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period.  Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Corporation’s Common Shares on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates.  To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is canceled, the cancelled award shall continue to count against the maximum number of shares of Common Shares with respect to which an award may be granted to a participant.

                    For awards of restricted stock, restricted stock units and deferred share units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 250,000 shares.  In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain.  In addition, the performance goal must be stated in terms of an objective formula or standard.  The 2005 Plan includes the following performance criteria that may be considered by the Administrator when granting performance-based awards:  (i) increase in share price, (ii) earnings per share, (iii) total shareholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share.

                    Change in Capitalization.  Subject to any required action by the shareholders of the Corporation, the number of shares of Common Shares covered by outstanding awards, the number of shares of Common Shares that have been authorized for issuance under the 2005 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of Common Shares that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of Common Shares resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the Common Shares of the Corporation, (ii) any other increase or decrease in the number of issued shares of Common Shares effected without receipt of consideration by the Corporation or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Shares including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

                    Corporate Transaction.  Effective upon the consummation of a corporate transaction (as defined in the 2005 Plan), all outstanding awards shall terminate.  However, all such awards shall not terminate to the extent the contractual obligations represented by the award are assumed or replaced by the successor entity.  If the successor company terminates a participant’s continuous service without cause or a participant voluntarily terminates continuous service for good reason (as defined in the 2005 Plan) within twelve months after the corporate transaction the assumed or replaced awards held by such participant shall automatically become fully vested and exercisable. In the event an outstanding award is not assumed or replaced by the successor entity in connection with a corporate transaction, the award shall automatically become fully vested and exercisable for all of the shares at the time represented by the award, immediately prior to the specified effective date of such corporate transaction.

                    Change in Control.  In the event of a change in control (as defined in the 2005 Plan and which does not include an acquisition of more than 50% of our Common Shares by Austin Ventures) and if the Corporation terminates a participant’s continuous service without cause or a participant voluntarily terminates continuous service for good reason within twelve months after a change in control, the awards held by such participant shall automatically become fully vested and exercisable for all of the shares at the time represented by the award.

                    Amendment, Suspension or Termination of the 2005 Plan.  The Board may at any time amend, suspend or terminate the 2005 Plan.  The 2005 Plan will terminate ten years after its effective date, unless terminated earlier by the Board.  To the extent necessary to comply with applicable provisions of federal securities laws, state and provincial corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-Canadian or U.S. jurisdiction applicable to awards granted to residents therein, we shall obtain shareholder approval of any such amendment to the 2005 Plan in such a manner and to such a degree as required.

Certain U.S. Federal Tax Consequences

                    The following summary of the U.S. federal income tax consequences of 2005 Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement.  This summary does not purport to be complete, and does not discuss, state, local or non-U.S. tax consequences.

                    Nonqualified Stock Options.  The grant of a nonqualified stock option under the 2005 Plan will not result in any federal income tax consequences to the participant or to the Corporation.  Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise.  This income is subject to withholding for federal income and employment tax purposes.  The Corporation is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Corporation withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount.  Any gain or loss on the participant’s subsequent disposition of the shares of Common Shares will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise.  The Corporation does not receive a tax deduction for any such gain.

                    Incentive Stock Options.  The grant of an incentive stock option under the 2005 Plan will not result in any federal income tax consequences to the participant or to the Corporation.  A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Corporation receives no deduction at the time of exercise.  In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of Common Shares.  If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price.  The Corporation is not entitled to any deduction under these circumstances.

                    If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”).  The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price.  Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year.  The Corporation, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

                    The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.  If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes.  In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised.  However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

                    Restricted Stock.  The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse.  This income is subject to withholding for federal income and employment tax purposes.  The Corporation is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Corporation withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount.  Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed.  The Corporation does not receive a tax deduction for any such gain.

                    Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock.  If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient.  The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

                    Stock Appreciation Rights.  Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right).  Upon exercise, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such exercise.  Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of an SAR.  Participants will recognize gain upon the disposition of any shares received on exercise of an SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above.  That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

                    The Corporation will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Corporation withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount.

                    Restricted Stock Units and Deferred Shares Units.  Recipients of restricted stock units and deferred share units generally should not recognize income until such units are converted into cash or shares of stock.  Upon conversion, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion.  Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units.  Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units or deferred share units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above.  That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

                    The Corporation will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Corporation withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount.

                    Dividends and Dividend Equivalents.  Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes.  The Corporation is entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Corporation withholds the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

Certain Canadian Federal Tax Consequences

                    The following summary of the Canadian federal income tax considerations generally applicable to participants in the 2005 Plan is based on the current provisions of the Income Tax Act (Canada) (the “Tax Act”), the regulations thereunder, all specific proposals to amend the Tax Act or the regulations publicly announced by the Minister of Finance (Canada) prior to the date of this proxy statement, and our understanding of the current published administrative practices of the Canada Revenue Agency.

                    This summary is not exhaustive of all possible Canadian federal income tax considerations and, except as mentioned above, does not take into account or anticipate any changes in law, whether by legislative, administrative or judicial decision or action, nor does it take into account provincial, territorial or foreign legislation or considerations, which may differ from the Canadian federal income tax considerations described in this proxy statement.  Accordingly, this summary is of a general nature only and is not intended to be legal or tax advice to any participant in the 2005 Plan.  All participants, and specifically consultants to the Corporation, should consult their own tax advisors for advice with respect to the tax consequences of receiving an award under the 2005 Plan based on their particular circumstances.

Residents of Canada

                    This section of the summary applies to a participant who, for purposes of the Tax Act and any applicable tax treaty, is resident in Canada at all relevant times.

                    The Corporation has an obligation under the Tax Act to deduct and withhold amounts from the payment of salary, wages and other remuneration.  Each program contemplated by the 2005 Plan as addressed below has the potential to trigger this obligation of the Corporation.

                    Nonqualified and Incentive Stock Options.  The grant of a stock option under the 2005 Plan will not result in any Canadian federal income tax consequences to the participant.  Upon exercise of a stock option, the participant must include in income for the year an amount equal to the difference between the option exercise price and the fair market value of the Shares on the date of exercise.  The participant may be eligible to deduct 50% of the included amount if certain conditions are met; those conditions include, for example, that the participant deals at arm’s length with the Corporation and the option exercise price was equal to or exceeded the fair market value of a Share at the time of the grant of the stock option.  The participant may be eligible to defer a portion of the income inclusion until the earliest of (1) the year the Shares received on the exercise of the option are disposed of; (2) the date the participant ceases to be a resident of Canada; and (3) the date the participant dies, if certain conditions are met; those conditions include, for example, that the participant deals at arm’s length with the Corporation, the participant is not a “specified shareholder” (as defined in the Tax Act) of the Corporation, and the participant would be eligible for the 50% deduction in respect of the included amount in the year the option was exercised.  The Corporation will not be eligible for any deduction in respect the Corporation’s grant of stock options or the exercise of those options by a participant.

                    Stock Appreciation Rights (“SAR”).  The grant of a SAR will not result in any Canadian federal income tax consequences to the participant.  Upon the exercise of the SAR, the holder of the SAR must include in income for the year an amount equal to the difference between the value of the Shares at the time of the grant and the value of the Shares at the time the SAR is exchanged for cash or Shares.  Holders of SARs who have the right to require the Corporation to provide a Share rather than cash may be eligible for a 50% deduction in respect of the included amount.  Holders of SARs who only have the right to receive cash from the Corporation in settlement of their SAR will not be eligible for a 50% deduction in respect of the included amount.  The Corporation will be eligible for a deduction of cash amounts paid to participants in respect of SAR.

                    Restricted Stock.  Recipients of Restricted Stock must include in income for the year an amount equal to the fair market value of the Shares awarded to the participant in the year the Shares are received.  The Corporation will not be eligible for a deduction in respect of the award of Restricted Stock.

                    Restricted Stock Units (“RSU”).  The grant of an RSU will not result in any Canadian federal income tax consequences to the participant.  Provided the RSU is settled within three years of the grant, the participant will include as employment income for the year of settlement, an amount equal to the value of the Shares or cash received upon the settlement of the RSU.  The Corporation will not be eligible for a deduction of amounts paid to participants in respect of the provision of RSU if they are settled by issuing Shares from the Corporation’s treasury.  However, the Corporation may be entitled to a deduction of amounts paid to participants in settlement of their RSUs where the Corporation settles the RSU by cash payment or by purchasing shares or other securities in the open market.

                    Deferred Share Units (“DSU”).  Amounts received by participants in respect of a DSU will be included as employment income in the year the funds are received from the plan, provided that certain conditions are met.  The Corporation will be eligible for a deduction of amounts paid to participants in respect of Deferred Share Units.

                    Dividends and Dividend Equivalents.  Participants who receive dividends with respect to the Shares they hold must include such dividends in computing their income under the Tax Act.  The gross-up and dividend tax credit rules normally applicable to taxable dividends paid by taxable Canadian corporations will apply to such dividends received by a participant.  Participants who receive a cash payment with respect to a dividend equivalent must include such payment in income.

Non-Residents of Canada Rendering Employment Services in Canada

                    The following section addresses the principal Canadian federal income tax considerations generally applicable to participants who:

•	at all relevant times, for the purposes of the Tax Act and any applicable tax treaty, are not resident in Canada, and

•	performed employment services for the Corporation in Canada.

                    Non-residents of Canada who perform services in Canada are taxable in Canada on the salary, wages and other remuneration attributable to those services, subject to any applicable reduction or exemption under an income tax treaty between Canada and the country in which the participant is resident.  The Corporation is subject to certain obligations to withhold amounts from remuneration paid to employees as determined by the Tax Act.

                    Non-residents who are participants in the 2005 Plan by virtue of the services that they perform for the Corporation in Canada will be subject to Canadian federal income taxation on the remuneration received under the 2005 Plan in the same manner as Canadian residents; however, such non-resident participants will not be eligible for the deferral of any income inclusion beyond the date of exercise of a stock option.

                    Non-resident participants in the 2005 Plan will not be subject to tax under the Tax Act in respect of any capital gain realized on the disposition of the Shares received under the 2005 Plan provided the Shares do not constitute taxable Canadian property.  The Shares will generally not constitute taxable Canadian property to the participant at a particular time provided that they are listed on a prescribed stock exchange at that time, unless, at any time during the five year period immediately preceding that time, 25 percent or more of the issued Shares of any class or series of a class of the capital stock of the Corporation was owned by the participant, by persons with whom the participant did not deal at arm’s length or by the participant and any such persons.

New Plan Benefits

                    As of the date of this Management Information Circular and Proxy Statement, 427,000 options were granted to officers and directors (other than Mr. Aragona) subject to shareholder approval of the 2005 Plan.  These awards included the grant of 140,000 options to directors who were not also executive officers of the Corporation (35,000 options per director) as part of their annual compensation. The balance of these awards (287,000 options) was granted to seven officers of the Corporation after the Governance, Nomination, Human Resources and Compensation Committee and the Corporation’s Board of Directors, concluded that it was necessary to better align the interests of senior management with those of the Corporation’s shareholders. If the 2005 Plan is not approved at the Meeting, these 427,000 options will not be exercisable until shareholder approval is obtained.  If the 2005 Plan is approved at the Meeting, we intend to promptly file a registration statement with the SEC on Form S-8 to register the shares that may be issued under the Plan.

                    Other than the above-mentioned awards, no officer, employee or director, and no associate of any executive officer or director, has been granted any awards subject to shareholder approval of the 2005 Plan. The benefits to be received by the Corporation’s directors, executive officers and employees pursuant to the 2005 Plan are not determinable at this time, except as set forth in the table below which describes the grants made in December 2004, subject to shareholder approval of the Plan at the Meeting.

2005 Stock Incentive Plan

Name and Position	Exercise Price	Number of Options

John J. Sims, Chief Executive Officer	$5.85	125,000
Glenn Barrett,	CDN $6.99	57,000
Chief Financial Officer and Senior Vice President, Corporate Services	(approximately
Alan Prenoveau,	$5.85)
Senior Vice President, MNO Consulting & Delivery Services	$5.85	30,000
Elda Rudd,
Vice President, Marketing	$5.85	20,000
John Elliott,
Vice President, Product Management	$5.85	35,000
All current executive officers as a group	$5.85	287,000
All current non-executive officer directors as a group	$5.85	140,000
All current non-executive officer employees as a group	—	—

Vote Required

                    Management of the Corporation will ask the Shareholders to approve the following resolution at the Meeting:

                    “RESOLVED THAT as a resolution of the shareholders of the Corporation that:

1.

the 2005 Stock Incentive Plan adopted by our Board of Directors, as summarized in the Management Information Circular and Proxy Statement is hereby approved and adopted (including the specified grants made in December 2004); and

2.

any director or officer of the Corporation is hereby authorized and directed in the name of and on behalf of the Corporation, to execute and deliver or cause to be delivered all such documents and to do all such other acts and things as such person may consider necessary or desirable in order to carry out the intent of the foregoing resolution and the matters authorized thereby.”

                    In the absence of contrary instructions, the persons in the accompanying form of proxy intend to vote any Common Shares represented by such proxy FOR the above resolution. Abstentions will be counted toward the tabulation of the votes cast.  The resolution requires the approval of a majority of shareholder votes that are voted at the Meeting, excluding any Common Shares of Insiders of the Corporation who are entitled to receive a benefit under the 2005 Plan. The term “Insiders” has the meaning specified in the Toronto Stock Exchange Company Manual and includes our directors and senior officers. Accordingly, a total of 80,742 Common Shares held by our directors and senior officers will not be counted in connection with the resolution to approve the 2005 Plan.

SHAREHOLDER PROPOSALS

                    Under applicable Canadian securities regulations, proposals of resolutions by shareholders intended to be presented at the 2006 Annual Meeting of Shareholders must be received for inclusion in our Management Information Circular and Proxy Statement for such meeting by January 29, 2005.  Such proposals submitted pursuant to Rule 14a-8 under the U.S. Securities Exchange Act and intended to be presented at such meeting must be received not later than November [], 2005, in order to be governed by such Rule.  Shareholders submitting such proposals are requested to address them to 724 Solutions Inc., 7th Floor, 4101 Yonge Street, Toronto, M2P 1N6, Attention:  Corporate Secretary.

AVAILABILITY OF CERTAIN DOCUMENTS

                    We will provide to any person, upon written request at any time:

(i)	one copy of our annual report on Form 10-K;
(ii)

one copy of our most recently filed comparative annual financial statements, together with the accompanying report of the auditors, and one copy of any of our interim financial statements that have been filed for any period after the end of our most recently completed financial year; and

(iii)	one copy of our information circular for our most recent annual meeting of our shareholders which involved, among other agenda items, the election of directors.

AVAILABILITY OF INFORMATION

                    Additional information about us is available on SEDAR at www.sedar.com or on our website at www.724.com. Information appearing on our website shall not be deemed to be part of this Management Information Circular and Proxy Statement. You may request a copy of the following documents from us at: 724 Solutions, Attention Corporate Secretary, 20 York Mills Rd, Suite 201, Toronto, Ontario, Canada:

•	our audited financial statements for the year ended December 31, 2004, including the report of KPMG LLP thereon;
•	our annual report on Form 10-K for the fiscal year ended December 31, 2004; and
•	this Management Information Circular and Proxy Statement.

APPROVAL BY BOARD OF DIRECTORS

                    The undersigned, General Counsel and Corporate Secretary, certifies that our Board of Directors has approved the contents and sending of this Management Information Circular and Proxy Statement.

DATED the th day of March, 2005
By Order of the Board of Directors

ERIC LOWY

General Counsel and Corporate Secretary

SCHEDULE A
AUDIT COMMITTEE CHARTER

I.          PURPOSE

          The Audit Committee (the “Committee”) of 724 Solutions Inc. (the “Corporation”) is a committee of the Board of Directors which has responsibility under the Corporation’s governing legislation to review the financial statements, accounting policies and reporting procedures of the Corporation.

          The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, and legal compliance that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels.

          The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and the system of internal controls.

•	Monitor the independence and performance of the Corporation’s external auditors and internal auditing.

•	Provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors.

          The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.          COMPOSITION

•

The Committee shall be comprised of three or more directors, each of whom shall be independent non-management directors,  as determined by the Board of Directors.  The composition of the Committee shall adhere to all applicable laws and all requirements of the stock exchanges on which shares of the Corporation are listed.  In particular, the composition of the Committee shall be in accordance with (i) Section 10A(m)(3) of the U.S. Exchange of 1934, as amended, (ii) the Nasdaq listing standards regarding the composition of the Committee (including Nasdaq’s concept of “independence”) and the required qualifications and experience of the members of the Committee, and (iii) the TSX Corporate Governance Guidelines, subject to any exemptions or other relief that may be granted from time to time.

•

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall be a “financial expert” in accordance with applicable laws and all requirements of the stock exchanges on which shares of the Corporation are listed.

•	Members of the Committee shall be elected by the Board at such times as shall be determined by the Boardand shall serve until their successors shall be duly elected.

•	Any member of the Committee may be removed or replaced at any time by the Board of Directors and shall cease to be a member of the Committee as soon as such member ceases to be a director.

•	The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board of Directors may from time to time determine.

III.          MEETINGS

•

The Committee may appoint one of its members to act as Chairman of the Committee.  The Chairman will appoint a secretary who will keep minutes of all meetings (the “Secretary”).  The Secretary does not have to be a member of the Committee or a director and can be changed by simple notice from the Chairman.

•

No business may be transacted by the Committee except at a meeting at which a quorum of the Committee is present or by a resolution in writing signed by all members of the Committee.  A majority of the members of the Committee shall constitute a quorum, provided that if the number of members of the Committee is an even number, one half of the number of members plus one shall constitute a quorum.

•

The Committee will meet as many times as is necessary to carry out its responsibilities but in no event will the Committee meet less than four times a year.  The Committee shall meet periodically, but at least once annually with the independent auditors, with management not present. In addition, the Committee shall meet with the independent auditors and management at least quarterly to review the Corporation’s financial statements and the related press releases.

•

The time at which, and the place where, the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meetings shall be determined by the Committee, unless otherwise provided for in the by-laws of the Corporation or otherwise determined by resolution of the Board of Directors.

•

The Committee may invite to, or require the attendance at, any meeting of the Committee such officers and employees of the Corporation, legal counsel or other persons as it deems necessary in order to perform its duties and responsibilities.  The internal and external auditors should also be requested or required to attend meetings of the Committee and make presentations to the Committee as appropriate.

•

Subject to the provisions of the Corporation’s governing legislation and applicable laws, regulations and stock exchange rules, if required for expediency or to prevent loss to the Corporation, the Chairman of the Committee may exercise the powers of the Committee in between meetings of the Committee.  In such event, the Chairman shall immediately report to the members of the Committee and the actions or decisions taken in the name of the Committee shall be recorded in the proceedings of the Committee.

IV.          RESPONSIBILITIES AND DUTIES

          To fulfill its responsibilities and duties the Committee shall:

Documents/ Reports Review

•

Review and recommend to the Corporation’s Governance, Nomination, Human Resources and Compensation Committee any revisions or updates to this Charter for it to then put them forward for approval by the Board. This should be done periodically, but at least annually, as conditions dictate.

•

Review the interim quarterly financial statements and the annual audited financial statements (including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), and the related press releases of the Corporation with the Corporation’s management and independent auditors and report thereon to the Board of Directors. As part of this review, the Committee shall review with management the risk factors and any cautionary language set out in the related filings and recommend any required or desired amendments thereto.

•

Establish policies, procedures and guidelines, as appropriate, with respect to providing financial information and earnings guidance to analysts. Generally, the Committee will discuss with management any financial information and earnings guidance provided to analysts. These discussions, however, need not occur in advance of each provision of guidance.

•

Satisfy itself, on behalf of the Board of Directors, that the Corporation’s quarterly and annual audited financial statements are fairly presented both in accordance with generally accepted accounting principles and otherwise, and recommend to the Board of Directors whether the quarterly and annual financial statements should be approved.

•

Satisfy itself, on behalf of the Board of Directors, that the information contained in the Corporation’s quarterly financial statements, Annual Report to Shareholders and other financial publications, such as Management’s Discussion and Analysis of Financial Condition and Results of Operations, the Annual Information Form and similar documentation required pursuant to applicable laws, rules and regulations does not contain any untrue statement of any material fact or omit to state a material fact that is required or necessary to make a statement not misleading, in light of the circumstances under which it was made.

•

Review any financial reports or other financial information of the Corporation submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the independent auditors.

•

Have the right, for the purpose of performing their duties: (i) to inspect all the books and records of the Corporation and its subsidiaries; (ii) to discuss such accounts and records and any matters relating to the financial position of the Corporation with the officers and auditors of the Corporation and its subsidiaries; (iii) to commission reports or supplemental information relating thereto; and any member of the Committee may require the auditors to attend any or every meeting of the Committee; and (iv) to engage such independent counsel and other advisors as are necessary in the Committee’s determination.

•

Permit the Board of Directors to refer to the Committee such matters and questions relating to the financial position of the Corporation and its affiliates or the reporting related thereto as the Board of Directors may from time to time see fit.

Independent Auditors

•

Be directly and solely responsible for the appointment, retention, termination, compensation, evaluation and oversight of the work of the Corporation’s independent auditors, with such auditors being ultimately accountable to the Board and the Committee.

•

Act as the Corporation’s independent auditors’ channel of direct communication to the Corporation. In this regard, the Committee shall, among other things, receive and review all reports and recommendations from the Corporation’s independent auditors, including the independent auditor’s timely reports of:

	1.	all critical accounting policies and practices to be used;

2.

all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Corporation’s management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Corporation’s independent auditor; and

	3.	other material written communications between the independent auditor and the Corporation’s management, such as any management letter or schedule of unadjusted differences.

•

Satisfy itself, on behalf of the Board of Directors, that the Corporation’s auditors are “independent” of management, within the meaning given to such term in the rules and pronouncements of the applicable regulatory authorities and professional governing bodies.  In furtherance of the foregoing, the Committee shall request that the independent auditors, at least annually, provide a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with Independence Standards Board (ISB) Standard No. 1., and request information from the independent auditors and management to determine the presence or absence of a conflict of interest.  The Committee shall actively engage the auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors.  The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors.

•	Ensure that rotation of the independent auditors’ audit partners satisfies regulatory requirements, and set policies about hiring current or former employees of the independent auditors.

•

Be responsible for preapproving, at least annually, all audit and non-audit services provided by the Corporation’s independent auditors; provided, however, that the Committee shall have the authority to delegate such responsibility to one or more of its members to the extent permitted under applicable law and stock exchange rules.

•	Ensure that the Corporation’s independent auditors do not perform any non-audit services that are prohibited by law or regulation.

•

Annually review and evaluate the performance of the Corporation’s auditors, including a review and evaluation of the lead partner, taking into account the opinions of management, and make recommendations to the Board of Directors as to whether or not to continue to engage those auditors.

•	Determine and review the remuneration of the Corporation’s auditors and any independent advisors (including independent counsel) to the Committee.

•

Satify itself, on behalf of the Board of Directors, that the audit function has been effectively carried out and that any matter which the independent auditors wish to bring to the attention of the Board of Directors (including any audit problems or difficulties encountered in the course of the audit work, and management’s responses) has been addressed and that there are no “unresolved differences” with the auditors.

Financial Reporting Processes and Risk Management

•

Review the audit plan of the external auditors for the current year and review advice from the external auditors relating to management and internal controls and the Corporation’s responses to the suggestions made therein.

•

Monitor the Corporation’s internal accounting controls, informational gathering systems and management reporting on internal control. In this regard, the Committee will receive regular reports from managment on the Corporation’s compliance with Section 404 of the Sarbanes Oxley Act and any similar requirements under Canadian securities laws.

•	Review with management and the auditors the relevance and appropriateness of the Corporation’s accounting policies and review and approve all significant changes to such policies.

•

Satisfy itself, on behalf of the Board of Directors, that the Corporation has implemented appropriate systems of internal control over financial reporting and the safeguarding of the Corporation’s assets and other “risk management” functions (including the identification of significant risks and the establishment of appropriate procedures to manage those risks and the monitoring of corporate performance in light of applicable risks) affecting the Corporation’s assets, management, financial and business operations and the health and safety of its employeesand that these are operating effectively.

•	Review and approve the Corporation’s investment and treasury policies and monitor compliance with such policies.

•

Establish procedures for the receipt and treatment of (i) complaints received by the Corporation regarding accounting, controls, or auditing matters and (ii) confidential, anonymous submissions by the Corporation’s employees of concerns regarding questionable accounting or auditing.

Legal and Regulatory Compliance

•	Satisfy itself, on behalf of the Board of Directors, that all material statutory deductions have been withheld by the Corporation and remitted to the appropriate authorities.

•	Review, with the Corporation’s General Counsel, and if appropriate, principal external counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

•	Satisfy itself, on behalf of the Board of Directors, that all regulatory compliance issues have been identified and addressed and identifying those that require further work.

Budgets

•	Assist the Board of Directors in the review and approval of operational, capital and other budgets proposed by management.

General

•

Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law and stock exchange rules, as the Committee or the Board of Directors deems necessary or appropriate.

SCHEDULE B
RECORD OF ATTENDANCE BY DIRECTORS

Number of meetings attended

Directors	Directors	Board Committees

Ian Giffen	11 of 11	9 of 9
John Sims	11 of 11	0 of 0
James Dixon	8 of 11	4 of 5
Joseph Aragona	8 of 10[1]	5 of 5
Barry Reiter	10 of 11	4 of 4
Ben Scott
[Became a director: July 28, 2004]	2 of 2	0 of 0
Terry Kramer
[Became a director: March 5, 2004
Ceased to be a director: December 5, 2004]	7 of 8	3 of 3

Summary of Board and Committee meetings held
Board (4 regular; 7 special) 11
Audit (4 regular; 1 special) 5
Governance, Nomination, Compensation and Human Resources (4 regular) 4

[1] Mr. Aragona did not participate in one board meeting that was held in connection with a proposed financing transaction involving Austin Ventures in order to avoid any conflict of interest or the appearance of any conflict of interest.

B-1

SCHEDULE C
2005 STOCK INCENTIVE PLAN

         1.        Purposes of the Plan.  The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

         2.        Definitions.  The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement.  In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

                    (a)          “Administrator” means the Board or any of the Committees appointed, from time to time to administer the Plan.

                    (b)          “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

                    (c)          “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal, provincial and state securities laws, corporate laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-Canadian or U.S. jurisdiction applicable to Awards granted to residents therein.

                    (d)          “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not assumed simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

                    (e)          “Award” means the grant of an Option, SAR, Deferred Share Unit, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

                    (f)          “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

                    (g)          “Board” means the Board of Directors of the Company.

                    (h)          “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s:  (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; or (iv) any other conduct that would constitute cause as determined by the court which has jurisdiction.

                    (i)          “Change in Control” means a change in ownership or control of the Company effected through the direct or indirect acquisition by any person or group of related persons (other than an acquisition by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Directors do not recommend such shareholders accept, provided that any such tender or exchange offer made directly to the Company’s shareholders by Austin Ventures VI, L.P., Austin Ventures VI Affiliates Fund, L.P., or Austin Ventures VIII L.P. or an Affiliate of any such entity shall not be a Change of Control.

                    (j)          “Code” means the Internal Revenue Code of 1986, as amended.

                    (k)         “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

                    (l)          “Company” means 724 Solutions Inc., a company continued under the laws of Canada, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

                    (m)         “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

                    (n)          “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated.  Continuous Service shall be terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required period of notice or payment in lieu or any period of deemed employment or service required under Applicable Laws.  A Grantee’s Continuous Service shall be deemed to have terminated upon either an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity.  Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.  For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

                    (o)          “Control Person” means any person, company or partnership who (i) beneficially owns, or (ii) who is an Associate of a person, company or partnership who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction of voting securities or securities convertible, exercisable or exchangeable into voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all of the voting securities and securities convertible, exercisable or exchangeable into voting securities of the Company for the time being outstanding.

                    (p)          “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

                                    (i)          a merger, amalgamation, arrangement or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated;

                                   (ii)          the sale, transfer or other disposition of all or substantially all of the assets of the Company;

                                   (iii)        the complete liquidation or dissolution of the Company;

                                    (iv)         any reverse merger or reverse take-over or series of related transactions culminating in a reverse merger or reverse take-over (including, but not limited to, a tender offer followed by a reverse merger or take-over) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

                                   (v)         acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding (A) any such acquisition by Austin Ventures VI, L.P., Austin Ventures VI Affiliates Fund, L.P., or Austin Ventures VIII L.P. or an Affiliate of any such entity and (B) any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

                    (q)          “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

                    (r)          “Deferred Share Unit” means an Award that represents a promise to deliver Shares in accordance with the terms of the applicable Award Agreement and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

                    (s)          “Director” means a member of the Board or the board of directors of any Related Entity.

                    (t)          “Disability” has the meaning provided under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy.  If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days.  A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

                    (u)          “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Shares.

                    (v)          “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance.  The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

                    (w)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                    (x)          “Fair Market Value” means, as of any date, the value of Shares determined as follows:

                                     (i)          If the Shares are listed on one or more established stock exchanges or national market systems, including without limitation the Toronto Stock Exchange, the TSX Venture Exchange, The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for the Shares (or the closing bid, if no sales were reported) as quoted on any such exchange or system on which the Shares are listed (as determined by the Administrator) on the last trading date immediately preceding such date that such closing sales price or closing bid was reported, as reported by such  exchange or system or such other source as the Administrator deems reliable;

                                     (ii)          If the Shares are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such Shares as quoted on such system or by such securities dealer on the date immediately preceding such date, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Shares on the date immediately preceding such date (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                                     (iii)          In the absence of an established market for the Shares of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

                    (y)           “Good Reason” means the occurrence after a Corporate Transaction or Change in Control of any of the following events or conditions unless consented to by the Grantee (and the Grantee shall be deemed to have consented to any such event or condition unless the Grantee provides written notice of the Grantee’s non-acquiescence within 30 days of the effective time of such event or condition):

                                     (i)          a change in the Grantee’s responsibilities or duties which represents a material and substantial diminution in the Grantee’s responsibilities or duties as in effect immediately preceding the consummation of a Corporate Transaction or Change in Control;

                                     (ii)          a reduction in the Grantee’s base salary to a level below that in effect immediately preceding the consummation of a Corporate Transaction or Change in Control or at any time thereafter; provided that an across-the-board reduction in the salary level of substantially all other individuals in positions similar to the Grantee’s by the same percentage amount shall not constitute such a salary reduction;

                                     (iii)          a material reduction by the Company or a Related Entity in the kind or level of employee benefits, including bonuses, to which the Grantee was entitled immediately preceding the consummation of a Corporate Transaction or Change in Control, with the result that the Grantee’s overall benefits package is materially reduced; or

                                     (iv)          requiring the Grantee to be based at any place outside a 30-mile radius from the Grantee’s job location prior to the Corporate Transaction or Change in Control except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Corporate Transaction or Change in Control.

                    (z)          “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

                    (aa)        “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

                    (bb)        “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

                    (cc)        “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                    (dd)        “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

                    (ee)        “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

                    (ff)        “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

                    (gg)        “Plan” means this 2005 Stock Incentive Plan.

                    (hh)        “Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

                    (ii)        “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award.  The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

                    (jj)          “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

                    (kk)          “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

                    (ll)          “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

                    (mm)          “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Shares.

                    (nn)          “Share” means a Common Share of the Company.

                    (oo)          “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

          3.        Stock Subject to the Plan.

                    (a)          Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 775,000 Shares.  Notwithstanding the foregoing, the maximum aggregate number of Shares which may be issued pursuant to Awards to Directors who are not also Employees is 190,000 Shares.  In addition, Dividend Equivalent Rights shall be payable solely in cash and therefore the issuance of Dividend Equivalent Rights shall not be deemed to reduce the maximum aggregate number of Shares which may be issued under the Plan.  The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Shares.

                    (b)          Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan.  Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan.  To the extent not prohibited by the listing requirements of The Nasdaq National Market (or other established stock exchange or national market system on which the Shares are traded) and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

          4.        Administration of the Plan.

                    (a)          Plan Administrator.

                                   (i)          Administration with Respect to Directors and Officers.  With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                                   (ii)          Administration With Respect to Consultants and Other Employees.  With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

                                   (iii)          Administration With Respect to Covered Employees.  Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation.  In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

                                   (iv)          Administration Errors.  In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

                    (b)          Powers of the Administrator.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                                   (i)          to establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan

                                   (ii)          to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

                                   (iii)          to determine whether and to what extent Awards are granted hereunder;

                                   (iv)          to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

                                   (v)          to approve forms of Award Agreements for use under the Plan;

                                   (vi)          to determine the terms and conditions of any Award granted hereunder;

                                   (vii)          to determine if the Shares which are issuable on the exercise of an Award will be subject to any restrictions upon the exercise of such Award;

                                   (viii)         to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, (B) the reduction of the exercise price or purchase price of any Award awarded under the Plan or the extension of the term of an Award benefiting an insider of the Company shall be subject to shareholder approval and (C) canceling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, Restricted Stock, or other Award shall be subject to shareholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction;

                                   (ix)         to construe and interpret the terms of the Plan and Awards, including without limitation any notice of award or Award Agreement, granted pursuant to the Plan;

                                   (x)          to grant Awards to Employees, Directors and Consultants employed outside Canada or the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

                                   (xi)          to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

                    (c)          Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

          5.        Eligibility.  Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants who are not Control Persons.  Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company who are not Control Persons.  An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards.  Awards may be granted to such Employees, Directors or Consultants who are residing in non-Canadian or U.S. jurisdictions as the Administrator may determine from time to time.

          6.        Terms and Conditions of Awards.

                    (a)          Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan, not contrary to Applicable Laws and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions.  Such awards include, without limitation, Options, SARs, Deferred Share Units, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

                    (b)          Designation of Award.  Each Award shall be designated in the Award Agreement.  In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.  However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.  The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company).  For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

                    (c)          Conditions of Award.  Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.  The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total shareholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share.  The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity.  Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

                    (d)          Acquisitions and Other Transactions.  The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, amalgamation, arrangement, asset purchase or other form of transaction.

                    (e)          Deferral of Award Payment.  The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award.  The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

                    (f)          Separate Programs.  The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

                    (g)          Individual Limitations on Awards.

                                   (i)          Individual Limit for Options and SARs.  The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 250,000 Shares.  The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.  To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee.  For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Shares) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

                                   (ii)          Individual Limit for Restricted Stock and Restricted Stock Units.  For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 250,000 Shares.  The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

                                   (iii)          Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

                    (h)          Early Exercise.  The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award.  Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

                    (i)          Term of Award.  The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Award shall be no more than ten (10) years from the date of grant thereof.  Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

                    (j)          Transferability of Awards.  Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee.  Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator.  Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

                    (k)          Time of Granting Awards.  The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

          7.        Award Exercise or Purchase Price, Consideration and Taxes.

                    (a)          Exercise or Purchase Price.  The exercise or purchase price, if any, for an Award shall be as follows:

                                   (i)          In the case of an Incentive Stock Option or a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                                   (ii)          In the case of SARs, the base appreciation amount shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                                   (iii)          In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                                   (iv)          In the case of other Awards, such price as is determined by the Administrator.

                                   (v)          Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

                    (b)          Consideration.  Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator.  In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Canada Business Corporations Act:

                                   (i)          cash;

                                   (ii)          certified check;

                                   (iii)          bank draft;

                                   (iv)          surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another Award exercise by attestation during such period);

                                   (v)          with respect to Options, and to the extent that the Company has applicable arrangements in place, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                                   (vi)          any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

                    (c)          Taxes.  No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option.  Upon exercise or vesting of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations, including, but not limited too, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

         8.        Exercise of Award.

                    (a)          Procedure for Exercise; Rights as a Shareholder.

                                   (i)          Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

                                   (ii)          An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

                    (b)          Exercise of Award Following Termination of Continuous Service.

                                   (i)          An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

                                   (ii)          Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

                                   (iii)          Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

          9.        Conditions Upon Issuance of Shares.

                    (a)          Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                    (b)          As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

         10.       Adjustments Upon Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Shares including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  In the event of any distribution of cash or other assets to shareholders other than a normal cash dividend, the Administrator may also, in its discretion, make adjustments described in (i)-(iii) of this Section 10 or substitute, exchange or grant Awards with respect to the shares of a Related Entity (collectively “adjustments”).  In determining adjustments to be made under this Section 10, the Administrator may take into account such factors as it deems appropriate, including (x) the restrictions of Applicable Law, (y) the potential tax, accounting or other consequences of an adjustment and (z) the possibility that some Grantees might receive an adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances may make adjustments that are not uniform or proportionate among outstanding Awards, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments.  Any such adjustments to outstanding Awards will be effected in a manner that precludes the material enlargement of rights and benefits under such Awards.  Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, shall be made by the Administrator and its determination shall be final, binding and conclusive.  In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards during certain periods of time.  Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

        11.       Corporate Transactions and Changes in Control.

                    (a)          Termination of Award to Extent Not Assumed in Corporate Transaction.  Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate.  However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

                    (b)          Acceleration of Award Upon Corporate Transaction or Change in Control.

                                   (i)          Corporate Transaction.  Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction:

                                                  (A)          for the portion of each Award that is Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such Assumed or Replaced portion of the Award, immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause or voluntarily by the Grantee for Good Reason within twelve (12) months after the Corporate Transaction; and

                                                  (B)          for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date; and

                                                  (C)          Except as provided otherwise in an individual Award Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause or voluntarily by the Grantee for Good Reason within twelve (12) months after a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately upon the termination of such Continuous Service.

                                   (ii)          Change in Control.  Except as provided otherwise in an individual Award Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause within twelve (12) months after a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately upon the termination of such Continuous Service.

                    (c)          Effect of Acceleration on Incentive Stock Options.  Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.  To the extent such dollar limitation is exceeded, the excess Options shall be treated as Non-Qualified Stock Options.

       12.       Effective Date and Term of Plan.  The Plan shall become effective as of December 4, 2004 upon its approval by the shareholders of the Company.  It shall continue in effect for a term of ten (10) years unless sooner terminated.  Any Awards granted prior to such shareholder approval shall be conditional upon such shareholder approval being obtained and no such Awards may be exercised unless and until such shareholder approval is obtained. Once effective, the Plan shall replace all other stock option plans of the Company then in effect, provided that no options issued and outstanding under such plans shall be affected by such replacement and such options shall continue to be governed by the terms of the plans under which they were issued.

        13.       Amendment, Suspension or Termination of the Plan.

                    (a)          The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the shareholder approval requirements of Section 4(b)(vi) or this Section 13(a).

                    (b)          No Award may be granted during any suspension of the Plan or after termination of the Plan.

                    (c)          No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

        14.       Reservation of Shares.

                    (a)          The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                    (b)          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        15.       No Effect on Terms of Employment/Consulting Relationship.  The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice.  The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

        16.        No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.  The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

        17.        Unfunded Obligation.  Grantees shall have the status of general unsecured creditors of the Company.  Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended.  Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

        18.        Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

9th floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

MR SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X 9X9	Security Class	123

	Holder Account Number

	C1234567890	X X X

Form of Proxy - Annual and Special Meeting to be held on April 28, 2005

This Form of Proxy is solicited by and on behalf of Management.
Notes to proxy

1.

Every holder has the right to appoint some other person of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.}, then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.

The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK?
Voting by mail may be the only method for holdings held in the name of a corporation or holdings being voted on behalf of another individual.
Voting by mail or by Internet, are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined below to vote this proxy. Please have this proxy in hand when you call.
To Receive Documents Electronically - You can email to receive future securityholder communications electronically after you vote using the internet. If you don’t vote online, you can still enroll for this service. Follow the instructions below.

•	Call the toll free number listed BELOW from a touch tone telephone- There is NO CHARGE for this call	•	Go to the following web site www computershare.comlcafproxy	•

You can enroll to receive future securityholder communications electronically, after you vote using the Internet. If you don’t vote online, you can still enroll by visiting www computershare,com - click “Investors” and then “Electronic Shareholder communications”

1	8Xx XXX-XXXX	•	Proxy Instructions must be received by 9:00 am, Pacific Time, April 26, 2005.
•	Proxy Instructions must be received by 9:00 am, Pacific Time, April 26, 2005.

To vote by telephone or the Internet, you will need to provide your HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

HOLDER ACCOUNT NUMBER  C1234567890                     ACCESS NUMBER 12345

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Proxies submitted must be received by 9:00 am, PST, on Tuesday April 26, 2005.

MR SAM SAMPLE
C 1234567890

XXX 123

Appointment of Proxyholder
I/We being holder(s) of 724 Solutions Inc. hereby appoint:John J. Sims, or failing him Glenn Barrett	OR	Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to vole in accordance with the following direction (if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of 724 SOLUTIONS INC to be held al Fess Parker’s Double Tree Resort, 633 East Cal Boulevard, Santa Barbara, California on April 28, 2005 at 9:00 am and at any adjournment thereof.

1. Election of Directors

		For	Withhold			For	Withhold
01. John J, Sims	w	☐	☐	04. Joseph C. Aragona	w	☐	☐
02. James D. Dixon	w	☐	☐	05. J, Ian Giffen	w	☐	☐
03. Barry J. Reiter	w	☐	☐	O6. Benjamin L. Scott	w	☐	☐

2. Appointment of Auditors

	For	Against	Abstain
The resolution to appoint KPMG LLP, Chartered Accountants, as independent Auditors for fiscal 2005.	w	☐	☐

Resolutions  Management recommends a vote FOR the following resolutions Please read the resolutions in full in the accompanying Information Circular.

		For	Against	Abstain
3

With or without variation, the resolution in the form set out in the Management Information Circular and Proxy Statement renewing and continuing the shareholder rights plan adopted by the Board of Directors of the Corporation as summarized in the Management Information Circular and Proxy Statement.

		w	☐	☐
4	With or without variation, the resolution in the farm set out in the Management Information Circular and Proxy Statement approving and adopting the Corporation’s 2005 Stock Incentive Plan.	w	☐	☐
5

In his or her discretion, with respect to any amendment or variation to the matters specified above, or on any further or other business as may properly come before the Meeting or any continuation of the Meeting after any adjournment.

		w	☐	☐

Authorized Signatures) - Sign Here - This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above.  I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by management.

Signature(s)

Date

Financial Statements Request	Interim Financial Reports	Annual Reports
In accordance with securities regulations, shareholders may elect manually to receive financial statements. If they so request. If you wish to receive such mailings, please mark your selection.	Mark this box if you would like to receive interim financial reports by mail	Mark this box if you DO NO want to receive the annual Report by mail.